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LOAN BY LOAN CASHFLOWS @ 100%CPY

** For Hines and Broadway, the numbers reflect gross interest

                                                                    866,184,993.53      --        --         --    1,325,068,295.02
LOAN NAME                                           BEGIN BALANCE   TOTAL NET INT**   YM     PENALTY   NET LOSS        PRIN PREPAY
---------                                           -------------   --------------   -----   -------   --------       -------------
Newgate Mall                                        44,950,344.13    13,982,851.62      --        --         --       39,844,903.00
Nestle Distribution Center - DeKalb, IL             39,543,102.94    16,647,682.92      --        --         --       31,771,802.32
The Colonnade Office Building                       38,000,000.00    18,674,877.90      --        --         --       33,777,185.25
4501 North Fairfax Office Building                  37,418,732.79    17,039,424.88      --        --         --       33,528,111.74
KPMG Centre                                         34,767,294.10     6,187,336.46      --        --         --       31,990,365.81
Forum I at Olympia Parkway                          31,478,174.53    15,075,441.74      --        --         --       26,687,554.72
Gravois Bluffs East (Phase III)                     30,240,000.00    18,268,285.74      --        --         --       24,566,815.33
477 Madison Avenue                                  29,899,768.00    13,075,970.41      --        --         --       24,780,776.96
The Brill Building                                  28,000,000.00    12,658,950.15      --        --         --       25,360,895.18
48 West 48th Street                                 27,362,917.70    13,350,814.92      --        --         --       23,073,087.18
Forum II at Olympia Parkway                         27,108,964.22    12,982,951.58      --        --         --       22,983,289.16
Nestle Distribution Center - McDonough, GA          24,779,118.78    10,870,238.53      --        --         --       21,989,232.65
1101 Connecticut Avenue                             23,000,000.00     4,644,770.83      --        --         --       21,566,826.29
Jones Apparel Group Distribution Warehouse          21,882,034.39    11,414,026.44      --        --         --       18,742,603.53
International Floral Design Center                  16,935,506.05     6,951,164.10      --        --         --       12,646,684.74
FedEx Freight Service Facility                      16,434,119.55     7,896,302.67      --        --         --       13,795,976.17
Skyline Village Manufactured Home Community         16,082,000.00     9,608,876.71      --        --         --       14,434,703.02
Parkway Village Shopping Center                     16,028,880.45     6,789,862.79      --        --         --       13,394,164.38
29 East Madison Street - The Heyworth Building      14,792,431.06     6,030,094.55      --        --         --        9,592,303.92
The Commons at Royal Palm                           14,702,048.54     8,502,399.93      --        --         --       12,922,469.48
Coney Island Avenue Office                          14,364,769.38     5,748,082.38      --        --         --        9,213,082.69
Coral Springs Trade Center                          14,369,359.96     7,024,482.91      --        --         --       12,270,384.13
Gem Suburban MHP                                    14,000,000.00     6,844,437.66      --        --         --       12,216,657.91
Prosperity Medical Park - Building A                13,674,071.67     6,065,162.62      --        --         --       11,591,104.27
Trinity Centre IV                                   13,643,527.66     6,319,880.70      --        --         --       11,428,827.68
Castle Pines Marketplace                            11,500,000.00     6,653,133.18      --        --         --        9,933,095.81
Northridge Shopping Center                          10,685,477.49     5,615,397.88      --        --         --        9,286,968.85
Arden Plaza Shopping Center                          8,946,968.28     4,354,900.26      --        --         --        7,559,985.11
Newberry Square Shopping Center                      8,443,470.91     4,225,978.79      --        --         --        7,205,267.44

LOAN NAME                                           BEGIN BALANCE   TOTAL NET INT**   YM     PENALTY   NET LOSS        PRIN PREPAY
---------                                           -------------   --------------   -----   -------   --------       -------------
Main Street Plaza                                    8,000,559.36     4,205,921.03      --        --         --        6,916,799.89
Escondido Medical Arts Center                        7,776,132.30     3,757,163.04      --        --         --        6,510,067.49
Pajaro Hills Shopping Center                         7,737,090.04     3,907,049.28      --        --         --        6,085,248.99
McGraw-Hill Distribution Building                    7,363,965.42     1,553,237.04      --        --         --        6,603,474.94
Hilton Garden Inn                                    6,809,041.52     3,496,974.56      --        --         --        4,562,585.67
Hawthorn Suites Riverwalk-San Antonio, TX            6,412,970.48     1,451,240.47      --        --         --        5,861,004.95
Budget Mini-Storage                                  6,374,152.62     3,031,851.28      --        --         --        5,342,865.45
Sam's Club - Corona                                  5,800,000.00     3,053,216.56      --        --         --        5,432,704.11
130 So. Jefferson Street                             5,732,589.85     2,932,829.83      --        --         --        4,903,818.80
Walgreens - Van Nuys, CA                             5,562,426.60     2,735,077.12      --        --         --        4,711,466.74
Merrill Lynch Building                               5,461,933.30     2,661,344.30      --        --         --        4,625,944.21
French Mountain Commons                              5,067,835.48     2,787,902.23      --        --         --        4,016,537.34
The Lakes Shopping Center                            4,964,239.34     2,331,006.70      --        --         --        4,196,630.07
The Exchange Block Building                          4,958,289.00     2,416,601.98      --        --         --        3,876,163.95
Cooper Street Commons                                4,930,008.69     2,326,125.26      --        --         --        4,140,913.61
Rancho Temecula Center                               4,878,487.47     1,677,505.48      --        --         --        4,464,484.77
Goldenrod Groves Shopping Center                     4,575,000.00     1,244,801.89      --        --         --        4,575,000.00
Westside Village Shopping Center                     4,520,210.93     2,309,519.51      --        --         --        3,855,626.57
Walgreens - Seattle, WA                              4,445,622.55     2,185,938.23      --        --         --        3,765,515.67
Walgreens - Waterford, MI                            4,355,036.06     2,007,217.98      --        --         --        3,362,989.65
Walgreens - Lakewood, CA                             4,304,678.79     2,216,659.88      --        --         --        3,646,223.33
StorageMart Facility #1510                           4,278,973.16       897,757.57      --        --         --        3,871,711.23
Cambridge Crossing Shopping Center                   4,172,502.40     2,131,864.25      --        --         --        3,559,040.26
Walgreens - South Everett, WA                        4,076,004.47     1,995,634.66      --        --         --        3,447,140.28
Winn Dixie - Winter Garden, FL                       4,065,843.89     2,596,867.72      --        --         --        1,599,955.55
CVS - Pawtucket, RI                                  4,034,471.81     1,910,328.68      --        --         --        3,409,248.30
CompUSA Retail Center                                4,000,000.00     1,088,351.38      --        --         --        4,000,000.00
The Store Room (formerly Village Storage Center)     3,986,808.39     1,263,727.06      --        --         --        3,552,017.82
Wharton Square Plaza                                 3,773,699.37     1,838,747.01      --        --         --        3,196,107.07
Budget Self Storage                                  3,482,281.43     1,675,657.14      --        --         --        2,930,281.03
Walgreens - Memphis (Summer & Perkins)               3,330,922.31     1,668,991.50      --        --         --        2,826,796.35
StorageMart Facility #105                            3,284,016.80       693,286.51      --        --         --        2,972,744.97
911 North Buffalo Building                           3,276,610.30     1,598,169.74      --        --         --        2,542,551.89
Walgreens - Austin, TX                               3,258,192.88     1,603,407.45      --        --         --          368,435.48
North Ridge Market Place                             2,959,635.42     1,263,339.51      --        --         --        1,935,273.30

LOAN NAME                                           BEGIN BALANCE   TOTAL NET INT**   YM     PENALTY   NET LOSS        PRIN PREPAY
---------                                           -------------   --------------   -----   -------   --------       -------------
Barnes & Noble                                       2,795,408.79     1,648,708.26      --        --         --        2,416,697.10
Horizon Place Shopping Center                        2,783,908.07     1,372,888.96      --        --         --        2,364,496.49
StorageMart Facility #506                            2,728,304.23       572,416.71      --        --         --        2,468,630.95
Mountain Center                                      2,550,741.06     1,488,998.16      --        --         --        2,196,670.02
Centura Emporium                                     2,532,533.36       951,214.29      --        --         --        2,320,305.41
Village Corners II Shopping Center                   2,511,962.65     1,359,817.11      --        --         --        2,157,095.96
StorageMart Facility #112                            2,291,866.67       483,834.35      --        --         --        2,074,634.34
I-35 Self Storage - Denton                           2,188,862.60     1,053,270.23      --        --         --        1,841,891.08
I-35 Self Storage - Lewisville                       1,989,875.10       957,518.46      --        --         --        1,674,446.72
Walgreens - Dover, Toms River, NJ                    1,940,450.80       954,130.78      --        --         --        1,643,593.60
StorageMart Facility #711                            1,805,641.35       378,835.80      --        --         --        1,633,785.02
StorageMart Facility #1302                           1,795,791.67       379,108.34      --        --         --        1,625,579.69
StorageMart Facility #516                            1,557,613.72       326,797.94      --        --         --        1,409,364.22
StorageMart Facility #715                            1,284,783.25       269,556.21      --        --         --        1,162,500.60
StorageMart Facility #1301                           1,250,109.11       263,909.65      --        --         --        1,131,618.81
StorageMart Facility #1202                           1,227,240.84       257,483.43      --        --         --        1,110,434.96
StorageMart Facility #106                            1,091,365.08       230,397.31      --        --         --          987,921.14
StorageMart Facility #107                            1,071,522.08       226,208.25      --        --         --          969,958.79
StorageMart Facility #113                              957,424.82       202,121.28      --        --         --          866,676.29
StorageMart Facility #108                              674,662.03       142,427.40      --        --         --          610,714.66
Merchants Walk Shopping Center                      12,778,490.89     7,344,586.48      --        --         --       11,034,705.34
Country Aire Plaza                                   8,146,548.71     3,893,262.13      --        --         --        6,884,074.49
Heritage Tops-Madison                                6,773,035.47     3,258,229.41      --        --         --        5,714,931.18
Olde Naples Self Storage South                       6,187,034.82     2,965,954.42      --        --         --        5,194,445.72
Snap On Tools Building                               3,618,087.21     1,441,468.14      --        --         --        2,909,147.67
Memorial Plaza                                       3,201,999.01     1,530,061.72      --        --         --        2,498,002.94
Mountain Meadows Plaza                               3,163,127.10     1,986,476.99      --        --         --        2,873,030.17
Fort Apache Self Storage                             3,083,586.39     1,573,693.65      --        --         --        2,426,116.20
Fifth Avenue Office                                  2,994,682.64     1,655,168.58      --        --         --        2,569,494.32
Millcreek SC-DE Portfolio                            2,987,065.18     1,429,891.94      --        --         --        2,314,771.76
Northbrook Office Court                              2,986,490.69     1,359,864.89      --        --         --        2,295,095.50
Building 9 - Crossroads                              2,969,647.26     1,453,138.07      --        --         --        2,567,193.93
Meadows MHC                                          2,587,267.74     1,270,849.63      --        --         --        2,195,783.68
Rustic Pines                                         2,507,891.58     1,352,400.07      --        --         --        2,138,279.10
Golden Ring Centre                                   2,489,535.26     1,233,143.29      --        --         --        1,939,892.48

LOAN NAME                                           BEGIN BALANCE   TOTAL NET INT**   YM     PENALTY   NET LOSS        PRIN PREPAY
---------                                           -------------   --------------   -----   -------   --------       -------------
Ashbury Ridge MHC                                    2,490,473.67     1,225,614.92      --        --         --        2,111,942.80
Harbor Place Professional Center                     2,289,243.94     1,160,836.95      --        --         --        1,954,150.03
Kirkland Square                                      2,178,527.68     1,213,711.31      --        --         --           57,105.07
Shamrock Self Storage                                2,111,532.92       945,597.10      --        --         --        1,400,042.81
Palm Gardens MHC                                     1,995,515.77       887,751.71      --        --         --        1,658,573.12
Winn Dixie Jacksonville                              1,917,239.03       980,072.83      --        --         --        1,296,650.49
Shops at Limestone-DE Portfolio                      1,493,532.57       714,945.78      --        --         --        1,157,385.09
Rockford Shops-DE Portfolio                          1,095,257.23       524,293.72      --        --         --          848,749.69
Sterling Estates Manufactured Home Community        40,500,000.00    11,515,657.42      --        --         --       36,524,272.45
Cypress Creek Apartments                            34,967,688.54    25,134,406.70      --        --         --       25,174,984.41
Regal Parc Apartments                               23,500,000.00     8,649,433.75      --        --         --       21,947,190.95
Villas on Guadalupe                                 23,000,000.00    20,564,836.75      --        --         --       19,330,353.88
Silver Creek Apartments                             22,939,953.94    12,098,565.47      --        --         --       19,400,385.70
The Quarters at CityPlace                           20,728,688.02     8,826,955.76      --        --         --       17,114,912.72
WildOak Apartments                                  19,797,000.00     5,839,064.70      --        --         --       18,008,240.28
Harrison Park Apartments                            18,550,000.00     6,489,283.64      --        --         --       17,180,189.02
UDR Portfolio - Escalante Apartments I & II         18,341,122.00     9,245,848.95      --        --         --       15,722,775.27
Suntree Village Apartments                          17,700,000.00     6,191,931.06      --        --         --       16,392,956.98
Sterling University Ridge                           16,000,000.00     7,810,768.16      --        --         --       13,504,228.98
Sterling University Manor                           15,280,000.00     7,459,283.60      --        --         --       12,896,538.73
Bear Canyon Apartments                              14,550,000.00     5,089,977.18      --        --         --       13,475,565.97
Parkview Apartments                                 13,360,000.00     2,959,168.22      --        --         --       12,542,886.25
Woodland Heights                                    12,541,729.43     2,266,827.33      --        --         --       11,525,563.77
La Reserve Villas                                   12,200,000.00     4,267,884.67      --        --         --       11,299,100.11
Creekwood Apartments - Phase I                      11,957,252.97     4,923,739.94      --        --         --        9,792,105.53
Sterling University Plains                          11,600,000.00     5,662,806.86      --        --         --        9,790,565.74
Sterling University Riverside                       11,200,000.00     5,467,537.61      --        --         --        9,452,959.75
Sterling University Lodge                           11,160,000.00     5,448,010.76      --        --         --        9,419,199.55
Sterling University Enclave                         10,480,000.00     5,116,053.05      --        --         --        8,845,269.50
Madison Heights Estates Manufactured Home Communi   10,154,000.00     6,066,940.34      --        --         --        9,113,914.73
Pebble Creek Apartments                              9,590,272.03     3,207,019.82      --        --         --        8,551,352.70
Sterling University Mills                            9,440,000.00     4,608,353.19      --        --         --        7,967,494.99
Woodbend Apartments                                  7,468,309.28     3,380,941.22      --        --         --        6,235,170.81
Deerbrook Apartments                                 7,009,244.01     4,886,226.84      --        --         --        4,987,170.18
Courtyard Apartments                                 6,892,940.67     3,172,237.34      --        --         --        5,728,565.27

LOAN NAME                                           BEGIN BALANCE   TOTAL NET INT**   YM     PENALTY   NET LOSS        PRIN PREPAY
---------                                           -------------   --------------   -----   -------   --------       -------------
Harbour Landing Apartments                           6,398,831.00     2,690,053.58      --        --         --        5,297,800.39
Village at Crossgates Apartments                     4,975,350.87     2,451,466.73      --        --         --        4,201,499.38
Burgundy Hills Apartments                            4,700,000.00     2,121,618.62      --        --         --        4,071,389.34
Governours Place Apartments                          3,744,514.00     1,915,036.74      --        --         --        3,280,912.58
Fountain Place Apartments                            3,676,678.77     1,891,374.86      --        --         --        3,097,353.83
Pages Place Apartments                               3,280,478.78     1,493,854.53      --        --         --        2,520,904.69
Berendo Villa Apartments                             1,947,208.95       960,356.59      --        --         --        1,637,075.99
Desert Tree Apartments                               7,935,730.04     4,335,348.50      --        --         --        6,798,406.65
Mitchells Park Apartments                            5,532,142.44     2,515,862.41      --        --         --        4,619,536.78
Buckhead Farm MHC                                    4,021,618.98     2,168,689.64      --        --         --        3,428,914.79
Cedar Creek Apartments                               3,486,184.87     1,671,316.47      --        --         --        2,943,287.02
Victoria Village MHC                                 2,093,283.00       948,029.70      --        --         --        1,749,403.00
Palm Court Apartments                                1,787,241.37       956,486.53      --        --         --        1,529,668.16
Union Avenue Apartments                              1,570,234.19       755,733.79      --        --         --        1,322,160.60
Hines-Sumitomo Life Office Portfolio               316,405,000.00   149,591,404.17      --        --         --                  --
1328 Broadway                                      135,000,000.00    78,428,848.61      --        --         --      118,116,993.72

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                                                             Maturity or
Loan    Property                                       Property     Loan       Cutoff         Amortization   Hyper Am       Loan
Number  Name                                           Count        Status     Balance        Type           Date           Term
------  -------------                                  --------     -------    ------------   ------------   -----------    ----
57365   Hines-Sumitomo Life Office Portfolio                1.5      Funded       160000000   Interest Only   9/1/2013       120
57365   Hines-Sumitomo Life Office Portfolio
        - 425 Lexington Avenue                                2      Funded     98415721.84
57365   Hines-Sumitomo Life Office Portfolio
        - 499 Park Avenue                                     3      Funded     42273620.56
57365   Hines-Sumitomo Life Office Portfolio
        - 1200 19th Street                                    4      Funded      19310657.6
57442   1328 Broadway                                         1      Funded        98800000     IO, Balloon   10/1/2013      120
57578   Newgate Mall                                          1      Funded     44950344.13         Balloon   10/1/2010       84
57312   Sterling Estates Manufactured Home Community          1      Funded        40500000     IO, Balloon   5/1/2010        84
57430   Nestle Distribution Center - DeKalb, IL               1      Funded     39543102.94         Balloon   2/1/2012       100
57327   The Colonnade Office Building                         1      Funded        38000000     IO, Balloon   5/1/2013       120
57296   4501 North Fairfax Office Building                    1      Funded     37418732.79     IO, Balloon   6/1/2013       120
57612   Cypress Creek Apartments                              1      Funded     34967688.54         Balloon   10/1/2018      180
57189   KPMG Centre                                           1      Funded      34767294.1         Balloon   6/1/2008        60
57126   Forum I at Olympia Parkway                            1      Funded     31478174.53         Balloon   4/1/2013       120
56885   Gravois Bluffs East (Phase III)                       1      Funded        30240000     IO, Balloon   5/1/2015       144
57384   477 Madison Avenue                                    1      Funded        29899768         Balloon   8/1/2013       120
57379   The Brill Building                                    1      Funded        28000000     IO, Balloon   8/1/2013       120
57229   48 West 48th Street                                   1      Funded      27362917.7         Balloon   6/1/2013       120
57127   Forum II at Olympia Parkway                           1      Funded     27108964.22         Balloon   4/1/2013       120
57428   Nestle Distribution Center - McDonough, GA            1      Funded     24779118.78         Balloon   2/1/2012       100
57465   Regal Parc Apartments                                 1      Funded        23500000     IO, Balloon   9/1/2010        84
57398   1101 Connecticut Avenue                               1      Funded        23000000        Hyper AM   7/1/2008        60
57420   Villas on Guadalupe                                   1      Funded        23000000     IO, Balloon   10/1/2018      180
56698   Silver Creek Apartments                               1      Funded     22939953.94         Balloon   10/1/2013      120
57208   Jones Apparel Group Distribution Warehouse            1      Funded     21882034.39        Hyper AM   5/1/2013       120
57470   The Quarters at CityPlace                             1      Funded     20728688.02         Balloon   8/1/2013       120
57418   WildOak Apartments                                    1      Funded        19797000     IO, Balloon   8/1/2010        84
57568   Harrison Park Apartments                              1      Funded        18550000     IO, Balloon   9/1/2010        84
52708   UDR Portfolio - Escalante Apartments I & II           1      Funded        18341122     IO, Balloon   10/1/2012      120
57566   Suntree Village Apartments                            1      Funded        17700000     IO, Balloon   9/1/2010        84
57366   International Floral Design Center                    1      Funded     16935506.05         Balloon   9/1/2012       108
57362   FedEx Freight Service Facility                        1      Funded     16434119.55         Balloon   7/1/2013       120
57455   Skyline Village Manufactured Home Community           1      Funded        16082000     IO, Balloon   8/1/2015       144
57394   Parkway Village Shopping Center                       1      Funded     16028880.45         Balloon   3/1/2013       116
57485   Sterling University Ridge                             1      Funded        16000000     IO, Balloon   8/1/2014       132
57482   Sterling University Manor                             1      Funded        15280000     IO, Balloon   8/1/2014       132
57135   29 East Madison Street - The Heyworth Building        1      Funded     14792431.06         Balloon   5/1/2013       120
52860   The Commons at Royal Palm                             1      Funded     14702048.54         Balloon   11/1/2012      120
57567   Bear Canyon Apartments                                1      Funded        14550000     IO, Balloon   9/1/2010        84
57136   Coney Island Avenue Office                            1      Funded     14364769.38         Balloon   7/1/2013       120
56526   Coral Springs Trade Center                            1      Funded     14369359.96         Balloon   2/1/2013       120
57310   Gem Suburban MHP                                      1      Funded        14000000     IO, Balloon   5/1/2014       132
57232   Prosperity Medical Park - Building A                  1      Funded     13674071.67         Balloon   5/1/2013       120
57439   Trinity Centre IV                                     1      Funded     13643527.66         Balloon   7/1/2013       120
57525   Parkview Apartments                                   1      Funded        13360000     IO, Balloon   9/1/2008        60
57295   Woodland Heights                                      1      Funded     12541729.43         Balloon   6/1/2008        60
57569   La Reserve Villas                                     1      Funded        12200000     IO, Balloon   9/1/2010        84
57288   Creekwood Apartments - Phase I                        1      Funded     11957252.97         Balloon   8/1/2013       120
57484   Sterling University Plains                            1      Funded        11600000     IO, Balloon   8/1/2014       132
56679   Castle Pines Marketplace                              1      Funded        11500000     IO, Balloon   12/1/2013      132
57486   Sterling University Riverside                         1      Funded        11200000     IO, Balloon   8/1/2014       132
57481   Sterling University Lodge                             1      Funded        11160000     IO, Balloon   8/1/2014       132
56247   Northridge Shopping Center                            1      Funded     10685477.49         Balloon   11/1/2012      120
57479   Sterling University Enclave                           1      Funded        10480000     IO, Balloon   8/1/2014       132
57456   Madison Heights Estates Manufactured Home Commun      1      Funded        10154000     IO, Balloon   8/1/2015       144
57503   Pebble Creek Apartments                               1      Funded      9590272.03         Balloon   10/1/2010       84
57483   Sterling University Mills                             1      Funded         9440000     IO, Balloon   8/1/2014       132
57106   Arden Plaza Shopping Center                           1      Funded      8946968.28         Balloon   5/1/2013       120


                                                                                   Cutoff   Cutoff                       Current
Loan    Property                                         Amortization    IO         Loan    Term To   Amortization       Interest
Number  Name                                             Term            Period     Age     Maturity  Basis              Rate
------  -------------                                    ------------    ------    ------   --------  -------------      --------
57365   Hines-Sumitomo Life Office Portfolio                   0            120       2          118         30/360      0.047727
57365   Hines-Sumitomo Life Office Portfolio
        - 425 Lexington Avenue
57365   Hines-Sumitomo Life Office Portfolio
        - 499 Park Avenue
57365   Hines-Sumitomo Life Office Portfolio
        - 1200 19th Street
57442   1328 Broadway                                        360             12       1          119         ACT/360     0.055264175
57578   Newgate Mall                                         360              0       1           83         ACT/360     0.048385
57312   Sterling Estates Manufactured Home Community         360              6       6           78         ACT/360     0.04950
57430   Nestle Distribution Center - DeKalb, IL              276              0       1           99         ACT/360     0.0594
57327   The Colonnade Office Building                        360             30       6          114         ACT/360     0.0553
57296   4501 North Fairfax Office Building                   360             39       5          115         ACT/360     0.0522
57612   Cypress Creek Apartments                             360              0       1          179         ACT/360     0.0558
57189   KPMG Centre                                          360              0       5           55         ACT/360     0.042
57126   Forum I at Olympia Parkway                           360              0       7          113         ACT/360     0.056
56885   Gravois Bluffs East (Phase III)                      348             12       6          138         ACT/360     0.0583
57384   477 Madison Avenue                                   360              0       3          117         ACT/360     0.05
57379   The Brill Building                                   360             48       3          117         ACT/360     0.049
57229   48 West 48th Street                                  360              0       5          115         ACT/360     0.0557
57127   Forum II at Olympia Parkway                          360              0       7          113         ACT/360     0.056
57428   Nestle Distribution Center - McDonough, GA           360              0       1           99         ACT/360     0.0594
57465   Regal Parc Apartments                                360             24       2           82         ACT/360     0.0569
57398   1101 Connecticut Avenue                              300             24       4           56         ACT/360     0.0463
57420   Villas on Guadalupe                                  360             48       1          179         ACT/360     0.0636
56698   Silver Creek Apartments                              360              0       1          119         ACT/360     0.058
57208   Jones Apparel Group Distribution Warehouse           360              0       6          114         ACT/360     0.0601
57470   The Quarters at CityPlace                            360              0       3          117         ACT/360     0.0488
57418   WildOak Apartments                                   336             24       3           81         ACT/360     0.04681
57568   Harrison Park Apartments                             360             23       2           82         ACT/360     0.05285
52708   UDR Portfolio - Escalante Apartments I & II          318             24      13          107         ACT/360     0.0615
57566   Suntree Village Apartments                           360             23       2           82         ACT/360     0.05285
57366   International Floral Design Center                   264              0       2          106         ACT/360     0.0545
57362   FedEx Freight Service Facility                       360              0       4          116         ACT/360     0.0545
57455   Skyline Village Manufactured Home Community          360             48       3          141         ACT/360     0.0573
57394   Parkway Village Shopping Center                      360              0       4          112         ACT/360     0.05
57485   Sterling University Ridge                            360             24       3          129         ACT/360     0.0492
57482   Sterling University Manor                            360             24       3          129         ACT/360     0.0492
57135   29 East Madison Street - The Heyworth Building       240              0       6          114         ACT/360     0.052
52860   The Commons at Royal Palm                            360              0      12          108         ACT/360     0.06877
57567   Bear Canyon Apartments                               360             23       2           82         ACT/360     0.05285
57136   Coney Island Avenue Office                           240              0       4          116         ACT/360     0.0504
56526   Coral Springs Trade Center                           360              0       9          111         ACT/360     0.058
57310   Gem Suburban MHP                                     360             24       6          126         ACT/360     0.0541
57232   Prosperity Medical Park - Building A                 360              0       6          114         ACT/360     0.0534
57439   Trinity Centre IV                                    360              0       4          116         ACT/360     0.0531
57525   Parkview Apartments                                  360             12       2           58         ACT/360     0.0483
57295   Woodland Heights                                     360              0       5           55         ACT/360     0.0424
57569   La Reserve Villas                                    360             23       2           82         ACT/360     0.05285
57288   Creekwood Apartments - Phase I                       360              0       3          117         ACT/360     0.047
57484   Sterling University Plains                           360             24       3          129         ACT/360     0.0492
56679   Castle Pines Marketplace                             360             18      11          121         ACT/360     0.0617
57486   Sterling University Riverside                        360             24       3          129         ACT/360     0.0492
57481   Sterling University Lodge                            360             24       3          129         ACT/360     0.0492
56247   Northridge Shopping Center                           360              0      12          108         ACT/360     0.0635
57479   Sterling University Enclave                          360             24       3          129         ACT/360     0.0492
57456   Madison Heights Estates Manufactured Home Commu      360             48       3          141         ACT/360     0.0573
57503   Pebble Creek Apartments                              360              0       1           83         ACT/360     0.052
57483   Sterling University Mills                            360             24       3          129         ACT/360     0.0492
57106   Arden Plaza Shopping Center                          360              0       6          114         ACT/360     0.056




                                                                    Current                                         Lockout
Loan    Property                                         Servicing  Monthly     Service Prepayment/                 End
Number  Name                                             Fee        Debt        LockoutDescription                  Date      Group
------  -------------                                    ---------  ----------  ---------------------               --------  -----
57365   Hines-Sumitomo Life Office Portfolio                  1.25           0  LO(24)/GRTR1%PPMT                   9/1/2005      1
                                                                                or YM(95)/OPEN(1)
57365   Hines-Sumitomo Life Office Portfolio
        - 425 Lexington Avenue
57365   Hines-Sumitomo Life Office Portfolio
        - 499 Park Avenue
57365   Hines-Sumitomo Life Office Portfolio
        - 1200 19th Street
57442   1328 Broadway                                            5   562614.21  LO(117)/OPEN(3)/DEFEASANCE          7/1/2013      1
57578   Newgate Mall                                             2   237147.75  LO(81)/OPEN(3)/DEFEASANCE           7/1/2010      1
57312   Sterling Estates Manufactured Home Community            10   216176.85  LO(78)/OPEN(6)/DEFEASANCE           11/1/2009     2
57430   Nestle Distribution Center - DeKalb, IL                 10   263471.52  LO(94)/OPEN(6)/DEFEASANCE           8/1/2011      1
57327   The Colonnade Office Building                           10   216475.62  LO(117)/OPEN(3)/DEFEASANCE          2/1/2013      1
57296   4501 North Fairfax Office Building                      10   206380.14  LO(117)/OPEN(3)/DEFEASANCE          3/1/2013      1
57612   Cypress Creek Apartments                                10   200486.46  LO(177)/OPEN(3)/DEFEASANCE          7/1/2018      2
57189   KPMG Centre                                              5   171156.01  LO(57)/OPEN(3)/DEFEASANCE           3/1/2008      1
57126   Forum I at Olympia Parkway                              10   181983.04  LO(117)/OPEN(3)/DEFEASANCE          1/1/2013      1
56885   Gravois Bluffs East (Phase III)                         10   180297.51  LO(141)/OPEN(3)/DEFEASANCE          2/1/2015      1
57384   477 Madison Avenue                                      10   161046.49  LO(117)/OPEN(3)/DEFEASANCE          5/1/2013      1
57379   The Brill Building                                      10   148603.48  LO(117)/OPEN(3)/DEFEASANCE          5/1/2013      1
57229   48 West 48th Street                                     10   157351.88  LO(118)/OPEN(2)/DEFEASANCE          4/1/2013      1
57127   Forum II at Olympia Parkway                             10   156723.56  LO(117)/OPEN(3)/DEFEASANCE          1/1/2013      1
57428   Nestle Distribution Center - McDonough, GA              10   147733.22  LO(94)/OPEN(6)/DEFEASANCE           8/1/2011      1
57465   Regal Parc Apartments                                   10   136245.22  LO(81)/OPEN(3)/DEFEASANCE           6/1/2010      2
57398   1101 Connecticut Avenue                                 10   129544.51  LO(57)/OPEN(3)/DEFEASANCE           4/1/2008      1
57420   Villas on Guadalupe                                      4   143264.51  LO(177)/OPEN(3)/DEFEASANCE          7/1/2018      2
56698   Silver Creek Apartments                                 10    134718.5  LO(118)/OPEN(2)/DEFEASANCE          8/1/2013      2
57208   Jones Apparel Group Distribution Warehouse              10   132042.59  LO(117)/OPEN(3)/DEFEASANCE          2/1/2013      1
57470   The Quarters at CityPlace                               10   110138.45  LO(117)/OPEN(3)/DEFEASANCE          5/1/2013      2
57418   WildOak Apartments                                      10   105834.52  LO(81)/OPEN(3)/DEFEASANCE           5/1/2010      2
57568   Harrison Park Apartments                                 2   102836.29  LO(82)/OPEN(2)/DEFEASANCE           7/1/2010      2
52708   UDR Portfolio - Escalante Apartments I & II             10    117029.1  LO(117)/OPEN(3)/DEFEASANCE          7/1/2012      2
57566   Suntree Village Apartments                               2    98124.11  LO(82)/OPEN(2)/DEFEASANCE           7/1/2010      2
57366   International Floral Design Center                      10   110663.61  LO(35)/GRTR1%PPMT                   8/31/2006     1
                                                                                or YM(69)/OPEN(4)
57362   FedEx Freight Service Facility                          10    93168.22  LO(118)/OPEN(2)/DEFEASANCE          5/1/2013      1
57455   Skyline Village Manufactured Home Community             10    93645.96  LO(132)/OPEN(12)/DEFEASANCE         8/1/2014      1
57394   Parkway Village Shopping Center                         10    86428.28  LO(114)/OPEN(2)/DEFEASANCE          1/1/2013      1
57485   Sterling University Ridge                               10    85110.88  LO(130)/OPEN(2)/DEFEASANCE          6/1/2014      2
57482   Sterling University Manor                               10    81280.89  LO(130)/OPEN(2)/DEFEASANCE          6/1/2014      2
57135   29 East Madison Street - The Heyworth Building          10   100658.11  LO(118)/OPEN(2)/DEFEASANCE          3/1/2013      1
52860   The Commons at Royal Palm                               10    97521.21  LO(118)/OPEN(2)/DEFEASANCE          9/1/2012      1
57567   Bear Canyon Apartments                                   2    80661.35  LO(82)/OPEN(2)/DEFEASANCE           7/1/2010      2
57136   Coney Island Avenue Office                              10    96014.28  LO(118)/OPEN(2)/DEFEASANCE          5/1/2013      1
56526   Coral Springs Trade Center                              10    85079.19  LO(117)/OPEN(3)/DEFEASANCE          11/1/2012     1
57310   Gem Suburban MHP                                        10    78701.72  LO(120)/OPEN(12)/DEFEASANCE         5/1/2013      1
57232   Prosperity Medical Park - Building A                    10    76752.07  LO(113)/OPEN(7)/DEFEASANCE          10/1/2012     1
57439   Trinity Centre IV                                       10    76161.84  LO(117)/OPEN(3)/DEFEASANCE          4/1/2013      1
57525   Parkview Apartments                                     10    70337.76  LO(58)/OPEN(2)/DEFEASANCE           7/1/2008      2
57295   Woodland Heights                                        10    62033.52  LO(58)/OPEN(2)/DEFEASANCE           4/1/2008      2
57569   La Reserve Villas                                        2    67633.57  LO(82)/OPEN(2)/DEFEASANCE           7/1/2010      2
57288   Creekwood Apartments - Phase I                          10    62236.54  LO(118)/OPEN(2)/DEFEASANCE          6/1/2013      2
57484   Sterling University Plains                              10    61705.39  LO(130)/OPEN(2)/DEFEASANCE          6/1/2014      2
56679   Castle Pines Marketplace                                10    70210.21  LO(34)/GRTR1%PPMTorYM(96)/OPEN(2)   10/31/2005    1
57486   Sterling University Riverside                           10    59577.62  LO(130)/OPEN(2)/DEFEASANCE          6/1/2014      2
57481   Sterling University Lodge                               10    59364.84  LO(130)/OPEN(2)/DEFEASANCE          6/1/2014      2
56247   Northridge Shopping Center                              10    67201.46  LO(117)/OPEN(3)/DEFEASANCE          8/1/2012      1
57479   Sterling University Enclave                             10    55747.63  LO(130)/OPEN(2)/DEFEASANCE          6/1/2014      2
57456   Madison Heights Estates Manufactured Home Commu         10    59127.04  LO(132)/OPEN(12)/DEFEASANCE         8/1/2014      2
57503   Pebble Creek Apartments                                 10    52714.64  LO(82)/OPEN(2)/DEFEASANCE           8/1/2010      2
57483   Sterling University Mills                               10    50215.42  LO(130)/OPEN(2)/DEFEASANCE          6/1/2014      2
57106   Arden Plaza Shopping Center                             10    51667.11  LO(118)/OPEN(2)/DEFEASANCE          3/1/2013      1

                                                                                                             Maturity or
Loan    Property                                       Property     Loan       Cutoff         Amortization   Hyper Am       Loan
Number  Name                                           Count        Status     Balance        Type           Date           Term
------  -------------                                  --------     -------    ------------   ------------   -----------    ----
56980   Newberry Square Shopping Center                       1      Funded      8443470.91         Balloon   4/1/2013       120
56740   Main Street Plaza                                     1      Funded      8000559.36         Balloon   12/1/2012      120
57363   Escondido Medical Arts Center                         1      Funded       7776132.3         Balloon   8/1/2013       120
57039   Pajaro Hills Shopping Center                          1      Funded      7737090.04         Balloon   5/1/2013       120
57162   Woodbend Apartments                                   1      Funded      7468309.28         Balloon   7/1/2013       120
57277   McGraw-Hill Distribution Building                     1      Funded      7363965.42         Balloon   8/1/2008        60
57501   Deerbrook Apartments                                  1      Funded      7009244.01         Balloon   10/1/2018      180
57522   Courtyard Apartments                                  1      Funded      6892940.67         Balloon   10/1/2013      120
57244   Hilton Garden Inn                                     1      Funded      6809041.52         Balloon   8/1/2013       120
53631   Hawthorn Suites Riverwalk-San Antonio, TX             1      Funded      6412970.48         Balloon   2/1/2008        60
55829   Harbour Landing Apartments                            1      Funded         6398831     IO, Balloon   8/1/2013       120
57305   Budget Mini-Storage                                   1      Funded      6374152.62         Balloon   7/1/2013       120
56989   Sam's Club - Corona                                   1      Funded         5800000     IO, Balloon   3/1/2013       120
53149   130 So. Jefferson Street                              1      Funded      5732589.85         Balloon   3/1/2013       120
57321   Walgreens - Van Nuys, CA                              1      Funded       5562426.6         Balloon   6/1/2013       120
57093   Merrill Lynch Building                                1      Funded       5461933.3         Balloon   4/1/2013       120
57059   French Mountain Commons                               1      Funded      5067835.48         Balloon   6/1/2013       120
56991   Village at Crossgates Apartments                      1      Funded      4975350.87         Balloon   6/1/2013       120
57122   The Lakes Shopping Center                             1      Funded      4964239.34         Balloon   4/1/2013       120
57259   The Exchange Block Building                           1      Funded         4958289         Balloon   5/1/2013       120
57152   Cooper Street Commons                                 1      Funded      4930008.69         Balloon   7/1/2013       120
56327   Rancho Temecula Center                                1      Funded      4878487.47         Balloon   1/1/2010        84
57397   Burgundy Hills Apartments                             1      Funded         4700000     IO, Balloon   8/1/2013       120
57155   Goldenrod Groves Shopping Center                      1      Funded         4575000   Interest Only   4/1/2010        84
56938   Westside Village Shopping Center                      1      Funded      4520210.93         Balloon   4/1/2013       120
57324   Walgreens - Seattle, WA                               1      Funded      4445622.55         Balloon   6/1/2013       120
57417   Walgreens - Waterford, MI                             1      Funded      4355036.06        Hyper AM   6/1/2013       120
57323   Walgreens - Lakewood, CA                              1      Funded      4304678.79         Balloon   9/1/2013       120
57258   StorageMart Facility #1510                            1      Funded      4278973.16         Balloon   6/1/2008        60
56937   Cambridge Crossing Shopping Center                    1      Funded       4172502.4         Balloon   4/1/2013       120
57260   Walgreens - South Everett, WA                         1      Funded      4076004.47         Balloon   5/1/2013       120
57336   Winn Dixie - Winter Garden, FL                        1      Funded      4065843.89         Balloon   7/1/2018       180
57419   CVS - Pawtucket, RI                                   1      Funded      4034471.81        Hyper AM   6/1/2013       120
57154   CompUSA Retail Center                                 1      Funded         4000000   Interest Only   4/1/2010        84
57351   The Store Room (formerly Village Storage Center)      1      Funded      3986808.39         Balloon   8/1/2010        84
56966   Wharton Square Plaza                                  1      Funded      3773699.37         Balloon   4/1/2013       120
55818   Governours Place Apartments                           1      Funded         3744514     IO, Balloon   10/1/2011      120
57437   Fountain Place Apartments                             1      Funded      3676678.77         Balloon   10/1/2013      120
57281   Budget Self Storage                                   1      Funded      3482281.43         Balloon   6/1/2013       120
56959   Walgreens - Memphis (Summer & Perkins)                1      Funded      3330922.31         Balloon   5/1/2013       120
57245   StorageMart Facility #105                             1      Funded       3284016.8         Balloon   6/1/2008        60
57343   Pages Place Apartments                                1      Funded      3280478.78         Balloon   7/1/2013       120
57320   911 North Buffalo Building                            1      Funded       3276610.3         Balloon   6/1/2013       120
57361   Walgreens - Austin, TX                                1      Funded      3258192.88         Balloon   7/1/2018       180
56953   North Ridge Market Place                              1      Funded      2959635.42         Balloon   5/1/2013       120
57395   Barnes & Noble                                        1      Funded      2795408.79         Balloon   8/1/2013       120
57203   Horizon Place Shopping Center                         1      Funded      2783908.07         Balloon   5/1/2013       120
57251   StorageMart Facility #506                             1      Funded      2728304.23         Balloon   6/1/2008        60
57435   Mountain Center                                       1      Funded      2550741.06         Balloon   9/1/2013       120
56988   Centura Emporium                                      1      Funded      2532533.36         Balloon   3/1/2010        84
57150   Village Corners II Shopping Center                    1      Funded      2511962.65         Balloon   5/1/2013       120
57249   StorageMart Facility #112                             1      Funded      2291866.67         Balloon   6/1/2008        60
57283   I-35 Self Storage - Denton                            1      Funded       2188862.6         Balloon   6/1/2013       120
57282   I-35 Self Storage - Lewisville                        1      Funded       1989875.1         Balloon   6/1/2013       120
57217   Berendo Villa Apartments                              1      Funded      1947208.95         Balloon   8/1/2013       120
57322   Walgreens - Dover, Toms River, NJ                     1      Funded       1940450.8         Balloon   6/1/2013       120
57253   StorageMart Facility #711                             1      Funded      1805641.35         Balloon   6/1/2008        60


                                                                                   Cutoff   Cutoff                     Current
Loan    Property                                         Amortization    IO         Loan    Term To   Amortization     Interest
Number  Name                                             Term            Period     Age     Maturity  Basis            Rate
------  -------------                                    ------------    ------    ------   --------  -------------    --------
56980   Newberry Square Shopping Center                      360              0       7          113         ACT/360     0.0583
56740   Main Street Plaza                                    360              0      11          109         ACT/360     0.0625
57363   Escondido Medical Arts Center                        360              0       3          117         ACT/360     0.054
57039   Pajaro Hills Shopping Center                         300              0       6          114         ACT/360     0.0602
57162   Woodbend Apartments                                  360              0       4          116         ACT/360     0.052
57277   McGraw-Hill Distribution Building                    300              0       3           57         ACT/360     0.0489
57501   Deerbrook Apartments                                 360              0       1          179         ACT/360     0.0541
57522   Courtyard Apartments                                 360              0       1          119         ACT/360     0.0516
57244   Hilton Garden Inn                                    240              0       3          117         ACT/360     0.0626
53631   Hawthorn Suites Riverwalk-San Antonio, TX            300              0       9           51         ACT/360     0.057
55829   Harbour Landing Apartments                           321             23       3          117         ACT/360     0.0475
57305   Budget Mini-Storage                                  360              0       4          116         ACT/360     0.054
56989   Sam's Club - Corona                                  360             60       8          112         ACT/360     0.0587
53149   130 So. Jefferson Street                             360              0       8          112         ACT/360     0.0595
57321   Walgreens - Van Nuys, CA                             360              0       5          115         ACT/360     0.0565
57093   Merrill Lynch Building                               360              0       7          113         ACT/360     0.0565
57059   French Mountain Commons                              300              0       5          115         ACT/360     0.0641
56991   Village at Crossgates Apartments                     360              0       5          115         ACT/360     0.0562
57122   The Lakes Shopping Center                            360              0       7          113         ACT/360     0.055
57259   The Exchange Block Building                          300              0       6          114         ACT/360     0.0583
57152   Cooper Street Commons                                360              0       4          116         ACT/360     0.054
56327   Rancho Temecula Center                               360              0      10           74         ACT/360     0.06
57397   Burgundy Hills Apartments                            360             24       3          117         ACT/360     0.0497
57155   Goldenrod Groves Shopping Center                       0             84       7           77         ACT/360     0.0441
56938   Westside Village Shopping Center                     360              0       7          113         ACT/360     0.059
57324   Walgreens - Seattle, WA                              360              0       5          115         ACT/360     0.0565
57417   Walgreens - Waterford, MI                            300              0       5          115         ACT/360     0.055
57323   Walgreens - Lakewood, CA                             360              0       2          118         ACT/360     0.0576
57258   StorageMart Facility #1510                           300              0       5           55         ACT/360     0.0512
56937   Cambridge Crossing Shopping Center                   360              0       7          113         ACT/360     0.059
57260   Walgreens - South Everett, WA                        360              0       6          114         ACT/360     0.0563
57336   Winn Dixie - Winter Garden, FL                       240              0       4          176         ACT/360     0.059
57419   CVS - Pawtucket, RI                                  360              0       5          115         ACT/360     0.055
57154   CompUSA Retail Center                                  0             84       7           77         ACT/360     0.0441
57351   The Store Room (formerly Village Storage Center      360              0       3           81         ACT/360     0.0506
56966   Wharton Square Plaza                                 360              0       7          113         ACT/360     0.0565
55818   Governours Place Apartments                          309             30      25           95         ACT/360     0.0699
57437   Fountain Place Apartments                            360              0       1          119         ACT/360     0.0567
57281   Budget Self Storage                                  360              0       5          115         ACT/360     0.055
56959   Walgreens - Memphis (Summer & Perkins)               360              0       6          114         ACT/360     0.0575
57245   StorageMart Facility #105                            300              0       5           55         ACT/360     0.0515
57343   Pages Place Apartments                               300              0       4          116         ACT/360     0.054
57320   911 North Buffalo Building                           300              0       5          115         ACT/360     0.0575
57361   Walgreens - Austin, TX                               192              0       4          176         ACT/360     0.055
56953   North Ridge Market Place                             240              0       6          114         ACT/360     0.0542
57395   Barnes & Noble                                       360              0       3          117         ACT/360     0.0652
57203   Horizon Place Shopping Center                        360              0       6          114         ACT/360     0.0571
57251   StorageMart Facility #506                            300              0       5           55         ACT/360     0.0512
57435   Mountain Center                                      360              0       2          118         ACT/360     0.0641
56988   Centura Emporium                                     360              0       8           76         ACT/360     0.0625
57150   Village Corners II Shopping Center                   360              0       6          114         ACT/360     0.0617
57249   StorageMart Facility #112                            300              0       5           55         ACT/360     0.0515
57283   I-35 Self Storage - Denton                           360              0       5          115         ACT/360     0.055
57282   I-35 Self Storage - Lewisville                       360              0       5          115         ACT/360     0.055
57217   Berendo Villa Apartments                             360              0       3          117         ACT/360     0.0554
57322   Walgreens - Dover, Toms River, NJ                    360              0       5          115         ACT/360     0.0565
57253   StorageMart Facility #711                            300              0       5           55         ACT/360     0.0512



                                                                    Current                                         Lockout
Loan    Property                                         Servicing  Monthly     Service Prepayment/                 End
Number  Name                                             Fee        Debt        LockoutDescription                  Date      Group
------  -------------                                    ---------  ----------  ---------------------               --------  -----
56980   Newberry Square Shopping Center                         10    50036.51  LO(117)/OPEN(3)/DEFEASANCE          1/1/2013      1
56740   Main Street Plaza                                       10    49749.95  LO(34)/GRTR1%PPMTorYM(84)/OPEN(2)   10/31/2005    1
57363   Escondido Medical Arts Center                            6     43799.4  LO(118)/OPEN(2)/DEFEASANCE          6/1/2013      1
57039   Pajaro Hills Shopping Center                            10    50350.91  LO(117)/OPEN(3)/DEFEASANCE          2/1/2013      1
57162   Woodbend Apartments                                     10    41183.32  LO(117)/OPEN(3)/DEFEASANCE          4/1/2013      2
57277   McGraw-Hill Distribution Building                       10    42786.73  LO(57)/OPEN(3)/DEFEASANCE           5/1/2008      1
57501   Deerbrook Apartments                                    10    39440.81  LO(178)/OPEN(2)/DEFEASANCE          8/1/2018      2
57522   Courtyard Apartments                                    10    37718.33  LO(117)/OPEN(3)/DEFEASANCE          7/1/2013      2
57244   Hilton Garden Inn                                       10    50108.52  LO(118)/OPEN(2)/DEFEASANCE          6/1/2013      1
53631   Hawthorn Suites Riverwalk-San Antonio, TX               10    40695.75  LO(29)/GRTR1%PPMTorYM(29)/OPEN(2)   7/31/2005     1
55829   Harbour Landing Apartments                              10    35245.38  LO(117)/OPEN(3)/DEFEASANCE          5/1/2013      2
57305   Budget Mini-Storage                                     10    35937.97  LO(118)/OPEN(2)/DEFEASANCE          5/1/2013      1
56989   Sam's Club - Corona                                     10    34290.66  LO(117)/OPEN(3)/DEFEASANCE          12/1/2012     1
53149   130 So. Jefferson Street                                10    34438.62  LO(118)/OPEN(2)/DEFEASANCE          1/1/2013      1
57321   Walgreens - Van Nuys, CA                                10    32266.33  LO(117)/OPEN(3)/DEFEASANCE          3/1/2013      1
57093   Merrill Lynch Building                                  10    31747.97  LO(118)/OPEN(2)/DEFEASANCE          2/1/2013      1
57059   French Mountain Commons                                 10     34149.3  LO(118)/OPEN(2)/DEFEASANCE          4/1/2013      1
56991   Village at Crossgates Apartments                        10    28767.04  LO(118)/OPEN(2)/DEFEASANCE          4/1/2013      2
57122   The Lakes Shopping Center                               10    28389.45  LO(117)/OPEN(3)/DEFEASANCE          1/1/2013      1
57259   The Exchange Block Building                             10    31697.49  LO(117)/OPEN(3)/DEFEASANCE          2/1/2013      1
57152   Cooper Street Commons                                   10    27795.77  LO(35)/GRTR1%PPMTorYM(82)/OPEN(3)   6/30/2006     1
56327   Rancho Temecula Center                                  10    29529.87  LO(81)/OPEN(3)/DEFEASANCE           10/1/2009     1
57397   Burgundy Hills Apartments                               10    25144.51  LO(118)/OPEN(2)/DEFEASANCE          6/1/2013      2
57155   Goldenrod Groves Shopping Center                        10           0  LO(36)/GRTR1%PPMTorYM(45)/OPEN(3)   4/1/2006      1
56938   Westside Village Shopping Center                        10    26987.71  LO(118)/OPEN(2)/DEFEASANCE          2/1/2013      1
57324   Walgreens - Seattle, WA                                 10    25788.01  LO(117)/OPEN(3)/DEFEASANCE          3/1/2013      1
57417   Walgreens - Waterford, MI                               10    27061.43  LO(117)/OPEN(3)/DEFEASANCE          3/1/2013      1
57323   Walgreens - Lakewood, CA                                10     25196.9  LO(117)/OPEN(3)/DEFEASANCE          6/1/2013      1
57258   StorageMart Facility #1510                              10    25515.83  LO(56)/OPEN(4)/DEFEASANCE           2/29/2008     1
56937   Cambridge Crossing Shopping Center                      10    24911.73  LO(118)/OPEN(2)/DEFEASANCE          2/1/2013      1
57260   Walgreens - South Everett, WA                           10    23614.86  LO(118)/OPEN(2)/DEFEASANCE          3/1/2013      1
57336   Winn Dixie - Winter Garden, FL                           6    29137.63  LO(178)/OPEN(2)/DEFEASANCE          5/1/2018      1
57419   CVS - Pawtucket, RI                                     10    23156.74  LO(116)/OPEN(4)/DEFEASANCE          2/28/2013     1
57154   CompUSA Retail Center                                   10           0  LO(36)/GRTR1%PPMTorYM(45)/OPEN(3)   4/1/2006      1
57351   The Store Room (formerly Village Storage Center         10    21619.78  LO(82)/OPEN(2)/DEFEASANCE           6/1/2010      1
56966   Wharton Square Plaza                                    10    21934.96  LO(118)/OPEN(2)/DEFEASANCE          2/1/2013      1
55818   Governours Place Apartments                             10    26158.78  LO(117)/OPEN(3)/DEFEASANCE          7/1/2011      2
57437   Fountain Place Apartments                               10    21288.83  LO(118)/OPEN(2)/DEFEASANCE          8/1/2013      2
57281   Budget Self Storage                                     10    19872.62  LO(28)/GRTR1%PPMTorYM(90)/OPEN(2)   10/31/2005    1
56959   Walgreens - Memphis (Summer & Perkins)                  10    19549.69  LO(118)/OPEN(2)/DEFEASANCE          3/1/2013      1
57245   StorageMart Facility #105                               10     19640.3  LO(56)/OPEN(4)/DEFEASANCE           2/29/2008     1
57343   Pages Place Apartments                                  10    20068.29  LO(47)/GRTR1%PPMTorYM(70)/OPEN(3)   6/30/2007     2
57320   911 North Buffalo Building                              10    20760.51  LO(118)/OPEN(2)/DEFEASANCE          4/1/2013      1
57361   Walgreens - Austin, TX                                  10    25882.03  LO(178)/OPEN(2)/DEFEASANCE          5/1/2018      1
56953   North Ridge Market Place                                10     20501.3  LO(118)/OPEN(2)/DEFEASANCE          3/1/2013      1
57395   Barnes & Noble                                          10    17747.42  LO(118)/OPEN(2)/DEFEASANCE          6/1/2013      1
57203   Horizon Place Shopping Center                           10    16268.96  LO(117)/OPEN(3)/DEFEASANCE          2/1/2013      1
57251   StorageMart Facility #506                               10    16269.08  LO(56)/OPEN(4)/DEFEASANCE           2/29/2008     1
57435   Mountain Center                                         10    15998.41  LO(118)/OPEN(2)/DEFEASANCE          7/1/2013      1
56988   Centura Emporium                                         7    15700.79  LO(82)/OPEN(2)/DEFEASANCE           1/1/2010      1
57150   Village Corners II Shopping Center                      10    15415.72  LO(118)/OPEN(2)/DEFEASANCE          3/1/2013      1
57249   StorageMart Facility #112                               10    13706.68  LO(56)/OPEN(4)/DEFEASANCE           2/29/2008     1
57283   I-35 Self Storage - Denton                              10    12491.36  LO(28)/GRTR1%PPMTorYM(90)/OPEN(2)   10/31/2005    1
57282   I-35 Self Storage - Lewisville                          10    11355.78  LO(28)/GRTR1%PPMTorYM(90)/OPEN(2)   10/31/2005    1
57217   Berendo Villa Apartments                                10    11137.98  LO(118)/OPEN(2)/DEFEASANCE          6/1/2013      2
57322   Walgreens - Dover, Toms River, NJ                       10     11256.1  LO(117)/OPEN(3)/DEFEASANCE          3/1/2013      1
57253   StorageMart Facility #711                               10    10767.17  LO(56)/OPEN(4)/DEFEASANCE           2/29/2008     1

                                                                                                             Maturity or
Loan    Property                                       Property     Loan       Cutoff         Amortization   Hyper Am       Loan
Number  Name                                           Count        Status     Balance        Type           Date           Term
------  -------------                                  --------     -------    ------------   ------------   -----------    ----
57257   StorageMart Facility #1302                            1      Funded      1795791.67         Balloon   6/1/2008        60
57252   StorageMart Facility #516                             1      Funded      1557613.72         Balloon   6/1/2008        60
57254   StorageMart Facility #715                             1      Funded      1284783.25         Balloon   6/1/2008        60
57256   StorageMart Facility #1301                            1      Funded      1250109.11         Balloon   6/1/2008        60
57255   StorageMart Facility #1202                            1      Funded      1227240.84         Balloon   6/1/2008        60
57246   StorageMart Facility #106                             1      Funded      1091365.08         Balloon   6/1/2008        60
57247   StorageMart Facility #107                             1      Funded      1071522.08         Balloon   6/1/2008        60
57250   StorageMart Facility #113                             1      Funded       957424.82         Balloon   6/1/2008        60
57248   StorageMart Facility #108                             1      Funded       674662.03         Balloon   6/1/2008        60
 5327   Merchants Walk Shopping Center                        1      Funded     12778490.89         Balloon   9/1/2013       120
 6211   Country Aire Plaza                                    1      Funded      8146548.71         Balloon   6/1/2013       120
 5432   Desert Tree Apartments                                1      Funded      7935730.04         Balloon   9/1/2013       120
 5073   Heritage Tops-Madison                                 1      Funded      6773035.47         Balloon   7/1/2013       120
 6328   Olde Naples Self Storage South                        1      Funded      6187034.82         Balloon   9/1/2013       120
 6212   Mitchells Park Apartments                             1      Funded      5532142.44         Balloon   8/1/2013       120
 6349   Buckhead Farm MHC                                     1      Funded      4021618.98         Balloon   10/1/2013      120
 6015   Snap On Tools Building                                1      Funded      3618087.21         Balloon   5/1/2012       106
 5705   Cedar Creek Apartments                                1      Funded      3486184.87         Balloon   7/1/2013       120
 6164   Memorial Plaza                                        1      Funded      3201999.01         Balloon   6/1/2013       120
 2510   Mountain Meadows Plaza                                1      Funded       3163127.1         Balloon   4/1/2012       120
 6169   Fort Apache Self Storage                              1      Funded      3083586.39         Balloon   7/1/2013       120
 6352   Fifth Avenue Office                                   1      Funded      2994682.64         Balloon   9/1/2013       120
 6146   Millcreek SC-DE Portfolio                             1      Funded      2987065.18         Balloon   8/1/2013       120
 6286   Northbrook Office Court                               1      Funded      2986490.69         Balloon   8/1/2013       120
 2221   Building 9 - Crossroads                               1      Funded      2969647.26         Balloon   11/1/2012      120
 6365   Meadows MHC                                           1      Funded      2587267.74         Balloon   6/1/2013       120
 6642   Rustic Pines                                          1      Funded      2507891.58         Balloon   10/1/2013      120
 6537   Golden Ring Centre                                    1      Funded      2489535.26         Balloon   8/1/2013       120
 6223   Ashbury Ridge MHC                                     1      Funded      2490473.67         Balloon   7/1/2013       120
 6010   Harbor Place Professional Center                      1      Funded      2289243.94         Balloon   6/1/2013       120
 6387   Kirkland Square                                       1      Funded      2178527.68        Fully Am   8/1/2018       180
 6463   Shamrock Self Storage                                 1      Funded      2111532.92         Balloon   7/1/2013       120
 6630   Victoria Village MHC                                  1      Funded         2093283         Balloon   8/1/2013       120
 6814   Palm Gardens MHC                                      1      Funded      1995515.77         Balloon   9/1/2013       120
 6948   Winn Dixie Jacksonville                               1      Funded      1917239.03         Balloon   9/1/2013       120
 6692   Palm Court Apartments                                 1      Funded      1787241.37         Balloon   8/1/2013       120
 6097   Union Avenue Apartments                               1      Funded      1570234.19         Balloon   8/1/2013       120
 6275   Shops at Limestone-DE Portfolio                       1      Funded      1493532.57         Balloon   8/1/2013       120
 6277   Rockford Shops-DE Portfolio                           1      Funded      1095257.23         Balloon   8/1/2013       120




                                                                                   Cutoff   Cutoff                     Current
Loan    Property                                         Amortization    IO         Loan    Term To   Amortization     Interest
Number  Name                                             Term            Period     Age     Maturity  Basis            Rate
------  -------------                                    ------------    ------    ------   --------  -------------    --------
57257   StorageMart Facility #1302                           300              0       5           55         ACT/360    0.0515
57252   StorageMart Facility #516                            300              0       5           55         ACT/360    0.0512
57254   StorageMart Facility #715                            300              0       5           55         ACT/360    0.0512
57256   StorageMart Facility #1301                           300              0       5           55         ACT/360    0.0515
57255   StorageMart Facility #1202                           300              0       5           55         ACT/360    0.0512
57246   StorageMart Facility #106                            300              0       5           55         ACT/360    0.0515
57247   StorageMart Facility #107                            300              0       5           55         ACT/360    0.0515
57250   StorageMart Facility #113                            300              0       5           55         ACT/360    0.0515
57248   StorageMart Facility #108                            300              0       5           55         ACT/360    0.0515
 5327   Merchants Walk Shopping Center                       360              0       2          118         ACT/360   0.06375
 6211   Country Aire Plaza                                   360              0       5          115         ACT/360     0.055
 5432   Desert Tree Apartments                               360              0       2          118         ACT/360   0.06085
 5073   Heritage Tops-Madison                                360              0       4          116         ACT/360    0.0548
 6328   Olde Naples Self Storage South                       360              0       2          118         ACT/360   0.05388
 6212   Mitchells Park Apartments                            360              0       3          117         ACT/360   0.05173
 6349   Buckhead Farm MHC                                    360              0       1          119         ACT/360   0.05949
 6015   Snap On Tools Building                               300              0       4          102         ACT/360     0.053
 5705   Cedar Creek Apartments                               360              0       4          116         ACT/360     0.055
 6164   Memorial Plaza                                       300              0       5          115         ACT/360   0.05714
 2510   Mountain Meadows Plaza                               360              0      19          101         ACT/360    0.0797
 6169   Fort Apache Self Storage                             300              0       4          116         ACT/360   0.06018
 6352   Fifth Avenue Office                                  360              0       2          118         ACT/360   0.06141
 6146   Millcreek SC-DE Portfolio                            300              0       3          117         ACT/360     0.056
 6286   Northbrook Office Court                              300              0       3          117         ACT/360    0.0535
 2221   Building 9 - Crossroads                              360              0      12          108         ACT/360      0.06
 6365   Meadows MHC                                          360              0       5          115         ACT/360    0.0565
 6642   Rustic Pines                                         360              0       1          119         ACT/360   0.05949
 6537   Golden Ring Centre                                   300              0       3          117         ACT/360   0.05768
 6223   Ashbury Ridge MHC                                    360              0       4          116         ACT/360   0.05652
 6010   Harbor Place Professional Center                     360              0       5          115         ACT/360   0.05855
 6387   Kirkland Square                                      180              0       3          177         ACT/360   0.06471
 6463   Shamrock Self Storage                                240              0       4          116         ACT/360     0.056
 6630   Victoria Village MHC                                 360              0       3          117         ACT/360     0.052
 6814   Palm Gardens MHC                                     360              0       2          118         ACT/360   0.05058
 6948   Winn Dixie Jacksonville                              240              0       2          118         ACT/360   0.06265
 6692   Palm Court Apartments                                360              0       3          117         ACT/360   0.06018
 6097   Union Avenue Apartments                              360              0       3          117         ACT/360    0.0545
 6275   Shops at Limestone-DE Portfolio                      300              0       3          117         ACT/360     0.056
 6277   Rockford Shops-DE Portfolio                          300              0       3          117         ACT/360     0.056




                                                                    Current                                         Lockout
Loan    Property                                         Servicing  Monthly     Service Prepayment/                 End
Number  Name                                             Fee        Debt        LockoutDescription                  Date      Group
------  -------------                                    ---------  ----------  ---------------------               --------  -----
57257   StorageMart Facility #1302                              10    10739.86  LO(56)/OPEN(4)/DEFEASANCE           2/29/2008     1
57252   StorageMart Facility #516                               10     9288.16  LO(56)/OPEN(4)/DEFEASANCE           2/29/2008     1
57254   StorageMart Facility #715                               10     7661.26  LO(56)/OPEN(4)/DEFEASANCE           2/29/2008     1
57256   StorageMart Facility #1301                              10     7476.37  LO(56)/OPEN(4)/DEFEASANCE           2/29/2008     1
57255   StorageMart Facility #1202                              10     7318.13  LO(56)/OPEN(4)/DEFEASANCE           2/29/2008     1
57246   StorageMart Facility #106                               10     6526.99  LO(56)/OPEN(4)/DEFEASANCE           2/29/2008     1
57247   StorageMart Facility #107                               10     6408.32  LO(56)/OPEN(4)/DEFEASANCE           2/29/2008     1
57250   StorageMart Facility #113                               10     5725.95  LO(56)/OPEN(4)/DEFEASANCE           2/29/2008     1
57248   StorageMart Facility #108                               10     4034.87  LO(56)/OPEN(4)/DEFEASANCE           2/29/2008     1
 5327   Merchants Walk Shopping Center                           6    79855.35  LO(116)/OPEN(4)/DEFEASANCE          5/31/2013     1
 6211   Country Aire Plaza                                       5    46490.56  LO(116)/OPEN(4)/DEFEASANCE          2/28/2013     1
 5432   Desert Tree Apartments                                   6    48099.59  LO(116)/OPEN(4)/DEFEASANCE          5/31/2013     2
 5073   Heritage Tops-Madison                                    4    38524.37  LO(116)/OPEN(4)/DEFEASANCE          3/31/2013     1
 6328   Olde Naples Self Storage South                           5    34768.48  LO(116)/OPEN(4)/DEFEASANCE          5/31/2013     1
 6212   Mitchells Park Apartments                                5    30383.15  LO(116)/OPEN(4)/DEFEASANCE          4/30/2013     2
 6349   Buckhead Farm MHC                                        4    24000.09  LO(116)/OPEN(4)/DEFEASANCE          6/30/2013     2
 6015   Snap On Tools Building                                   5    21920.12  LO(102)/OPEN(4)/DEFEASANCE          1/31/2012     1
 5705   Cedar Creek Apartments                                   8    19872.62  LO(116)/OPEN(4)/DEFEASANCE          3/31/2013     2
 6164   Memorial Plaza                                           9    20218.58  LO(116)/OPEN(4)/DEFEASANCE          2/28/2013     1
 2510   Mountain Meadows Plaza                                   5    23413.58  LO(116)/OPEN(4)/DEFEASANCE          12/31/2011    1
 6169   Fort Apache Self Storage                                 9    20007.47  LO(116)/OPEN(4)/DEFEASANCE          3/31/2013     1
 6352   Fifth Avenue Office                                      5    18259.37  LO(116)/OPEN(4)/DEFEASANCE          5/31/2013     1
 6146   Millcreek SC-DE Portfolio                                5    18602.21  LO(116)/OPEN(4)/DEFEASANCE          4/30/2013     1
 6286   Northbrook Office Court                                  5    18154.86  LO(116)/OPEN(4)/DEFEASANCE          4/30/2013     1
 2221   Building 9 - Crossroads                                  5     18010.5  LO(115)/OPEN(5)/DEFEASANCE          6/30/2012     1
 6365   Meadows MHC                                              6    15008.13  LO(116)/OPEN(4)/DEFEASANCE          2/28/2013     1
 6642   Rustic Pines                                             4    14966.52  LO(116)/OPEN(4)/DEFEASANCE          6/30/2013     1
 6537   Golden Ring Centre                                       4    15754.86  LO(116)/OPEN(4)/DEFEASANCE          4/30/2013     1
 6223   Ashbury Ridge MHC                                       10    14434.06  LO(116)/OPEN(4)/DEFEASANCE          3/31/2013     1
 6010   Harbor Place Professional Center                        10    13575.98  LO(116)/OPEN(4)/DEFEASANCE          2/28/2013     1
 6387   Kirkland Square                                          5    19245.26  LO(47)/GRTR1%PPMTorYM(129)/OPEN(4)  7/31/2007     1
 6463   Shamrock Self Storage                                    5    14772.56  LO(116)/OPEN(4)/DEFEASANCE          3/31/2013     1
 6630   Victoria Village MHC                                    10    11531.33  LO(116)/OPEN(4)/DEFEASANCE          4/30/2013     2
 6814   Palm Gardens MHC                                         8    10807.44  LO(116)/OPEN(4)/DEFEASANCE          5/31/2013     1
 6948   Winn Dixie Jacksonville                                 10     14087.2  LO(116)/OPEN(4)/DEFEASANCE          5/31/2013     1
 6692   Palm Court Apartments                                    6    10764.69  LO(116)/OPEN(4)/DEFEASANCE          4/30/2013     2
 6097   Union Avenue Apartments                                  5     8893.33  LO(116)/OPEN(4)/DEFEASANCE          4/30/2013     2
 6275   Shops at Limestone-DE Portfolio                          5     9301.11  LO(116)/OPEN(4)/DEFEASANCE          4/30/2013     1
 6277   Rockford Shops-DE Portfolio                              5     6820.81  LO(116)/OPEN(4)/DEFEASANCE          4/30/2013     1

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

LOAN BY LOAN CASHFLOWS @ 0%CPR


** For Hines and Broadway, the numbers reflect gross interest
                                                  880,005,566.67              --              --              --              --


LOAN NAME                         BEGIN BALANCE  TOTAL NET INT**       YM             PENALTY        NET LOSS      PRIN PREPAY
Newgate Mall                       44,950,344.13   14,306,443.34              --              --              --              --
Nestle Distribution
   Center -- DeKalb, IL            39,543,102.94   17,428,160.34              --              --              --              --
The Colonnade Office
   Building                        38,000,000.00   18,984,180.62              --              --              --              --
4501 North Fairfax
   Office Building                 37,418,732.79   17,329,084.11              --              --              --              --
KPMG Centre                        34,767,294.10    6,410,920.50              --              --              --              --
Forum I at Olympia
   Parkway                         31,478,174.53   15,314,754.24              --              --              --              --
Gravois Bluffs East
   (Phase III)                     30,240,000.00   18,505,647.23              --              --              --              --
477 Madison Avenue                 29,899,768.00   13,280,578.32              --              --              --              --
The Brill Building                 28,000,000.00   12,864,113.79              --              --              --              --
48 West 48th Street                27,362,917.70   13,459,070.38              --              --              --              --
Forum II at Olympia
   Parkway                         27,108,964.22   13,189,047.21              --              --              --              --
Nestle Distribution
   Center -- McDonough, GA         24,779,118.78   11,412,138.11              --              --              --              --
1101 Connecticut Avenue            23,000,000.00    4,809,368.50              --              --              --              --
Jones Apparel Group
   Distribution Warehouse          21,882,034.39   11,600,866.40              --              --              --              --
International Floral
   Design Center                   16,935,506.05    7,122,655.70              --              --              --              --
FedEx Freight Service
   Facility                        16,434,119.55    7,957,563.71              --              --              --              --

LOAN NAME                         BEGIN BALANCE  TOTAL NET INT**       YM             PENALTY        NET LOSS      PRIN PREPAY
Skyline Village
   Manufactured Home
   Community                       16,082,000.00   10,353,655.41              --              --              --              --
Parkway Village
   Shopping Center                 16,028,880.45    6,840,686.50              --              --              --              --
29 East Madison Street
   -- The Heyworth Building        14,792,431.06    6,070,690.78              --              --              --              --
The Commons at Royal Palm          14,702,048.54    8,577,574.10              --              --              --              --
Coney Island Avenue Office         14,364,769.38    5,785,845.27              --              --              --              --
Coral Springs Trade Center         14,369,359.96    7,144,368.59              --              --              --              --
Gem Suburban MHP                   14,000,000.00    7,438,236.93              --              --              --              --
Prosperity Medical Park
   -- Building A                   13,674,071.67    6,367,663.48              --              --              --              --
Trinity Centre IV                  13,643,527.66    6,420,257.25              --              --              --              --
Castle Pines Marketplace           11,500,000.00    6,703,200.95              --              --              --              --
Northridge Shopping
   Center                          10,685,477.49    5,713,315.85              --              --              --              --
Arden Plaza Shopping
   Center                           8,946,968.28    4,389,415.37              --              --              --              --
Newberry Square Shopping
   Center                           8,443,470.91    4,293,304.20              --              --              --              --
Main Street Plaza                   8,000,559.36    4,241,246.28              --              --              --              --
Escondido Medical Arts
   Center                           7,776,132.30    3,786,978.53              --              --              --              --
Pajaro Hills Shopping
   Center                           7,737,090.04    3,967,777.99              --              --              --              --
McGraw--Hill Distribution
   Building                         7,363,965.42    1,606,528.76              --              --              --              --
Hilton Garden Inn                   6,809,041.52    3,521,092.47              --              --              --              --
Hawthorn Suites Riverwalk
   -- San Antonio, TX               6,412,970.48    1,479,395.53              --              --              --              --
Budget Mini -- Storage              6,374,152.62    3,055,353.66              --              --              --              --
Sam's Club -- Corona                5,800,000.00    3,104,369.24              --              --              --              --
130 So. Jefferson Street            5,732,589.85    2,955,060.58              --              --              --              --
Walgreens -- Van Nuys, CA           5,562,426.60    2,779,165.69              --              --              --              --
Merrill Lynch Building              5,461,933.30    2,683,367.22              --              --              --              --
French Mountain Commons             5,067,835.48    2,809,652.52              --              --              --              --
The Lakes Shopping Center           4,964,239.34    2,367,951.35              --              --              --              --
The Exchange Block Building         4,958,289.00    2,454,037.53              --              --              --              --
Cooper Street Commons               4,930,008.69    2,363,125.24              --              --              --              --
Rancho Temecula Center              4,878,487.47    1,721,939.55              --              --              --              --
Goldenrod Groves Shopping
   Center                           4,575,000.00    1,276,957.45              --              --              --              --
Westside Village Shopping
   Center                           4,520,210.93    2,328,705.17              --              --              --              --
Walgreens -- Seattle, WA            4,445,622.55    2,221,174.86              --              --              --              --
Walgreens -- Waterford, MI          4,355,036.06    2,037,814.00              --              --              --              --
Walgreens -- Lakewood, CA           4,304,678.79    2,252,033.54              --              --              --              --
StorageMart Facility #1510          4,278,973.16      947,105.17              --              --              --              --

LOAN NAME                         BEGIN BALANCE  TOTAL NET INT**       YM             PENALTY        NET LOSS      PRIN PREPAY
Cambridge Crossing Shopping
   Center                           4,172,502.40    2,149,574.09              --              --              --              --
Walgreens -- South Everett, WA      4,076,004.47    2,011,458.76              --              --              --              --
Winn Dixie -- Winter Garden, FL     4,065,843.89    2,604,625.64              --              --              --              --
CVS -- Pawtucket, RI                4,034,471.81    1,957,092.77              --              --              --              --
CompUSA Retail Center               4,000,000.00    1,116,465.53              --              --              --              --
The Store Room (formerly
   Village Storage Center)          3,986,808.39    1,278,832.67              --              --              --              --
Wharton Square Plaza                3,773,699.37    1,853,962.84              --              --              --              --
Budget Self Storage                 3,482,281.43    1,689,228.95              --              --              --              --
Walgreens -- Memphis (Summer
   & Perkins)                       3,330,922.31    1,682,250.59              --              --              --              --
StorageMart Facility #105           3,284,016.80      731,403.92              --              --              --              --
911 North Buffalo Building          3,276,610.30    1,610,493.11              --              --              --              --
Walgreens -- Austin, TX             3,258,192.88    1,605,058.84              --              --              --              --
North Ridge Market Place            2,959,635.42    1,271,884.71              --              --              --              --
Barnes & Noble                      2,795,408.79    1,662,024.03              --              --              --              --
Horizon Place Shopping Center       2,783,908.07    1,395,258.11              --              --              --              --
StorageMart Facility #506           2,728,304.23      603,881.09              --              --              --              --
Mountain Center                     2,550,741.06    1,500,893.53              --              --              --              --
Centura Emporium                    2,532,533.36      962,328.61              --              --              --              --
Village Corners II Shopping
   Center                           2,511,962.65    1,370,689.95              --              --              --              --
StorageMart Facility #112           2,291,866.67      510,435.92              --              --              --              --
I--35 Self Storage -- Denton        2,188,862.60    1,061,801.08              --              --              --              --
I--35 Self Storage -- Lewisville    1,989,875.10      965,273.78              --              --              --              --
Walgreens -- Dover, Toms
   River, NJ                        1,940,450.80      969,511.07              --              --              --              --
StorageMart Facility #711           1,805,641.35      399,659.51              --              --              --              --
StorageMart Facility #1302          1,795,791.67      399,952.01              --              --              --              --
StorageMart Facility #516           1,557,613.72      344,761.25              --              --              --              --
StorageMart Facility #715           1,284,783.25      284,373.08              --              --              --              --
StorageMart Facility #1301          1,250,109.11      278,419.60              --              --              --              --
StorageMart Facility #1202          1,227,240.84      271,636.68              --              --              --              --
StorageMart Facility #106           1,091,365.08      243,064.73              --              --              --              --
StorageMart Facility #107           1,071,522.08      238,645.35              --              --              --              --
StorageMart Facility #113             957,424.82      213,234.06              --              --              --              --
StorageMart Facility #108             674,662.03      150,258.17              --              --              --              --
Merchants Walk Shopping
   Center                          12,778,490.89    7,521,729.49              --              --              --              --
Country Aire Plaza                  8,146,548.71    3,988,567.64              --              --              --              --

LOAN NAME                         BEGIN BALANCE  TOTAL NET INT**       YM             PENALTY        NET LOSS      PRIN PREPAY
Heritage Tops--Madison              6,773,035.47    3,336,340.38              --              --              --              --
Olde Naples Self Storage
   South                            6,187,034.82    3,036,376.78              --              --              --              --
Snap On Tools Building              3,618,087.21    1,479,373.05              --              --              --              --
Memorial Plaza                      3,201,999.01    1,565,711.91              --              --              --              --
Mountain Meadows Plaza              3,163,127.10    2,043,757.04              --              --              --              --
Fort Apache Self Storage            3,083,586.39    1,609,801.68              --              --              --              --
Fifth Avenue Office                 2,994,682.64    1,694,946.55              --              --              --              --
Millcreek SC--DE Portfolio          2,987,065.18    1,462,489.54              --              --              --              --
Northbrook Office Court             2,986,490.69    1,390,721.19              --              --              --              --
Building 9 -- Crossroads            2,969,647.26    1,504,992.77              --              --              --              --
Meadows MHC                         2,587,267.74    1,302,034.24              --              --              --              --
Rustic Pines                        2,507,891.58    1,384,512.99              --              --              --              --
Golden Ring Centre                  2,489,535.26    1,261,342.86              --              --              --              --
Ashbury Ridge MHC                   2,490,473.67    1,255,078.85              --              --              --              --
Harbor Place Professional
   Center                           2,289,243.94    1,189,413.98              --              --              --              --
Kirkland Square                     2,178,527.68    1,214,335.08              --              --              --              --
Shamrock Self Storage               2,111,532.92      965,048.48              --              --              --              --
Palm Gardens MHC                    1,995,515.77      908,712.69              --              --              --              --
Winn Dixie Jacksonville             1,917,239.03    1,000,315.49              --              --              --              --
Shops at Limestone--DE
   Portfolio                        1,493,532.57      731,244.56              --              --              --              --
Rockford Shops--DE Portfolio        1,095,257.23      536,246.17              --              --              --              --
Sterling Estates Manufactured
   Home Community                  40,500,000.00   12,252,826.61              --              --              --              --
Cypress Creek Apartments           34,967,688.54   25,366,895.82              --              --              --              --
Regal Parc Apartments              23,500,000.00    8,859,777.69              --              --              --              --
Villas on Guadalupe                23,000,000.00   20,770,946.12              --              --              --              --
Silver Creek Apartments            22,939,953.94   12,190,371.33              --              --              --              --
The Quarters at CityPlace          20,728,688.02    8,964,790.33              --              --              --              --
WildOak Apartments                 19,797,000.00    5,978,056.43              --              --              --              --
Harrison Park Apartments           18,550,000.00    6,566,857.73              --              --              --              --
UDR Portfolio -- Escalante
   Apartments I & II               18,341,122.00    9,406,289.48              --              --              --              --
Suntree Village Apartments         17,700,000.00    6,265,950.55              --              --              --              --
Sterling University Ridge          16,000,000.00    7,866,569.36              --              --              --              --
Sterling University Manor          15,280,000.00    7,512,573.75              --              --              --              --
Bear Canyon Apartments             14,550,000.00    5,150,823.71              --              --              --              --
Parkview Apartments                13,360,000.00    3,010,024.95              --              --              --              --

LOAN NAME                         BEGIN BALANCE  TOTAL NET INT**       YM             PENALTY        NET LOSS      PRIN PREPAY
Woodland Heights                   12,541,729.43    2,307,703.58              --              --              --              --
La Reserve Villas                  12,200,000.00    4,318,903.74              --              --              --              --
Creekwood Apartments --
   Phase I                         11,957,252.97    4,962,347.11              --              --              --              --
Sterling University Plains         11,600,000.00    5,703,262.73              --              --              --              --
Sterling University Riverside      11,200,000.00    5,506,598.44              --              --              --              --
Sterling University Lodge          11,160,000.00    5,486,932.10              --              --              --              --
Sterling University Enclave        10,480,000.00    5,152,602.83              --              --              --              --
Madison Heights Estates
   Manufactured Home Communi       10,154,000.00    6,537,185.52              --              --              --              --
Pebble Creek Apartments             9,590,272.03    3,243,210.57              --              --              --              --
Sterling University Mills           9,440,000.00    4,641,275.90              --              --              --              --
Woodbend Apartments                 7,468,309.28    3,434,541.26              --              --              --              --
Deerbrook Apartments                7,009,244.01    4,908,206.13              --              --              --              --
Courtyard Apartments                6,892,940.67    3,221,094.20              --              --              --              --
Harbour Landing Apartments          6,398,831.00    2,731,546.83              --              --              --              --
Village at Crossgates
   Apartments                       4,975,350.87    2,471,360.44              --              --              --              --
Burgundy Hills Apartments           4,700,000.00    2,138,617.42              --              --              --              --
Governours Place Apartments         3,744,514.00    1,953,184.82              --              --              --              --
Fountain Place Apartments           3,676,678.77    1,905,696.51              --              --              --              --
Pages Place Apartments              3,280,478.78    1,516,365.53              --              --              --              --
Berendo Villa Apartments            1,947,208.95      967,995.22              --              --              --              --
Desert Tree Apartments              7,935,730.04    4,439,447.52              --              --              --              --
Mitchells Park Apartments           5,532,142.44    2,575,958.32              --              --              --              --
Buckhead Farm MHC                   4,021,618.98    2,220,185.47              --              --              --              --
Cedar Creek Apartments              3,486,184.87    1,711,396.71              --              --              --              --
Victoria Village MHC                2,093,283.00      970,685.41              --              --              --              --
Palm Court Apartments               1,787,241.37      979,649.17              --              --              --              --
Union Avenue Apartments             1,570,234.19      773,869.36              --              --              --              --
Hines--Sumitomo Life
   Office Portfolio               316,405,000.00  149,591,404.17              --              --              --              --
1328 Broadway                     135,000,000.00   79,666,418.85              --              --              --              --

LOAN BY LOAN CASHFLOWS @ 50%CPR

** For Hines and Broadway, the numbers reflect gross interest

                                                   762,379,529.67    18,103,967.33               --           --   530,352,907.75

LOAN NAME                          BEGIN BALANCE  TOTAL NET INT**               YM          PENALTY     NET LOSS      PRIN PREPAY
Newgate Mall                       44,950,344.13    14,279,858.46               --               --           --     4,343,361.60
Nestle Distribution Center -
 DeKalb, IL                        39,543,102.94    17,305,929.83               --               --           --     7,920,370.53
The Colonnade Office Building      38,000,000.00    18,958,769.10               --               --           --     3,682,187.15
4501 North Fairfax Office
 Building                          37,418,732.79    17,305,028.58               --               --           --     3,657,959.97
KPMG Centre                        34,767,294.10     6,392,357.84               --               --           --     3,487,054.31
Forum I at Olympia Parkway         31,478,174.53    15,294,669.28               --               --           --     2,908,163.61
Gravois Bluffs East
 (Phase III)                       30,240,000.00    18,486,148.34               --               --           --     2,677,253.27
477 Madison Avenue                 29,899,768.00    13,263,592.43               --               --           --     2,700,552.90
The Brill Building                 28,000,000.00    12,847,080.25               --               --           --     2,764,519.81
48 West 48th Street                27,362,917.70    13,452,994.47               --               --           --     1,294,992.88
Forum II at Olympia Parkway        27,108,964.22    13,171,750.07               --               --           --     2,504,506.91
Nestle Distribution Center -
 McDonough, GA                     24,779,118.78    11,327,186.80               --               --           --     5,498,125.44
1101 Connecticut Avenue            23,000,000.00     4,795,846.39               --               --           --     2,350,660.84
Jones Apparel Group
 Distribution Warehouse            21,882,034.39    11,585,516.66               --               --           --     2,042,985.57
International Floral Design
 Center                            16,935,506.05     3,632,892.92     1,444,866.82               --           --    14,861,477.64
FedEx Freight Service Facility     16,434,119.55     7,954,125.39               --               --           --       774,308.64
Skyline Village Manufactured
 Home Community                    16,082,000.00    10,144,729.78               --               --           --     6,737,637.82
Parkway Village Shopping
 Center                            16,028,880.45     6,837,833.98               --               --           --       751,756.68
29 East Madison Street - The
 Heyworth Building                 14,792,431.06     6,068,412.29               --               --           --       538,374.65
The Commons at Royal Palm          14,702,048.54     8,573,354.90               --               --           --       725,282.48
Coney Island Avenue Office         14,364,769.38     5,783,725.80               --               --           --       517,090.60
Coral Springs Trade Center         14,369,359.96     7,134,467.50               --               --           --     1,337,454.06
Gem Suburban MHP                   14,000,000.00     7,272,313.56               --               --           --     5,697,211.83
Prosperity Medical Park -
 Building A                        13,674,071.67     6,313,709.60               --               --           --     3,377,987.52
Trinity Centre IV                  13,643,527.66     6,412,011.16               --               --           --     1,245,633.45
Castle Pines Marketplace           11,500,000.00     2,356,476.89     1,601,148.25               --           --    11,077,447.16
Northridge Shopping Center         10,685,477.49     5,705,186.51               --               --           --     1,012,263.58
Arden Plaza Shopping Center         8,946,968.28     4,387,478.18               --               --           --       424,309.36
Newberry Square Shopping Center     8,443,470.91     4,287,653.68               --               --           --       785,184.01

LOAN NAME                          BEGIN BALANCE  TOTAL NET INT**               YM          PENALTY     NET LOSS      PRIN PREPAY
Main Street Plaza                   8,000,559.36     1,646,156.39     1,081,373.03               --           --     7,603,938.81
Escondido Medical Arts Center       7,776,132.30     3,785,305.11               --               --           --       365,382.01
Pajaro Hills Shopping Center        7,737,090.04     3,962,789.84               --               --           --       662,912.22
McGraw-Hill Distribution
 Building                           7,363,965.42     1,602,104.71               --               --           --       719,606.46
Hilton Garden Inn                   6,809,041.52     3,519,738.83               --               --           --       256,078.26
Hawthorn Suites Riverwalk-
 San Antonio, TX                    6,412,970.48     1,022,180.22       302,526.37               --           --     5,005,400.80
Budget Mini-Storage                 6,374,152.62     3,054,034.57               --               --           --       299,872.00
Sam's Club - Corona                 5,800,000.00     3,100,213.09               --               --           --       592,353.17
130 So. Jefferson Street            5,732,589.85     2,953,812.87               --               --           --       275,230.20
Walgreens - Van Nuys, CA            5,562,426.60     2,775,505.49               --               --           --       513,492.90
Merrill Lynch Building              5,461,933.30     2,682,131.16               --               --           --       259,634.30
French Mountain Commons             5,067,835.48     2,808,431.77               --               --           --       225,430.92
The Lakes Shopping Center           4,964,239.34     2,364,850.68               --               --           --       457,304.80
The Exchange Block Building         4,958,289.00     2,450,962.67               --               --           --       422,246.14
Cooper Street Commons               4,930,008.69     1,037,289.34       454,066.56               --           --     4,605,683.40
Rancho Temecula Center              4,878,487.47     1,718,250.35               --               --           --       486,699.19
Goldenrod Groves Shopping
 Center                             4,575,000.00       757,962.93       230,095.41               --           --     4,272,059.77
Westside Village Shopping
 Center                             4,520,210.93     2,327,628.36               --               --           --       216,399.69
Walgreens - Seattle, WA             4,445,622.55     2,218,249.54               --               --           --       410,395.67
Walgreens - Waterford, MI           4,355,036.06     2,035,274.46               --               --           --       366,295.71
Walgreens - Lakewood, CA            4,304,678.79     2,249,112.11               --               --           --       397,430.90
StorageMart Facility #1510          4,278,973.16       941,774.60               --               --           --       614,681.75
Cambridge Crossing Shopping
 Center                             4,172,502.40     2,148,580.11               --               --           --       199,753.58
Walgreens - South Everett, WA       4,076,004.47     2,010,570.62               --               --           --       193,473.12
Winn Dixie - Winter Garden, FL      4,065,843.89     2,604,190.22               --               --           --        89,798.61
CVS - Pawtucket, RI                 4,034,471.81     1,952,041.01               --               --           --       541,343.92
CompUSA Retail Center               4,000,000.00       662,699.83       201,176.31               --           --     3,735,134.23
The Store Room (formerly
 Village Storage Center)            3,986,808.39     1,277,984.85               --               --           --       199,359.44
Wharton Square Plaza                3,773,699.37     1,853,108.84               --               --           --       179,383.71
Budget Self Storage                 3,482,281.43       627,486.12       346,645.00               --           --     3,299,281.44
Walgreens - Memphis (Summer
 & Perkins)                         3,330,922.31     1,681,506.41               --               --           --       158,655.89
StorageMart Facility #105           3,284,016.80       727,286.43               --               --           --       471,963.94
911 North Buffalo Building          3,276,610.30     1,609,801.45               --               --           --       142,702.47
Walgreens - Austin, TX              3,258,192.88     1,604,966.15               --               --           --        20,678.69
North Ridge Market Place            2,959,635.42     1,271,405.11               --               --           --       108,618.54

LOAN NAME                          BEGIN BALANCE  TOTAL NET INT**               YM          PENALTY     NET LOSS      PRIN PREPAY
Barnes & Noble                      2,795,408.79     1,661,276.67               --               --           --       135,638.79
Horizon Place Shopping Center       2,783,908.07     1,393,420.41               --               --           --       257,723.64
StorageMart Facility #506           2,728,304.23       600,482.28               --               --           --       391,925.51
Mountain Center                     2,550,741.06     1,500,225.89               --               --           --       123,289.61
Centura Emporium                    2,532,533.36       961,704.81               --               --           --       130,228.74
Village Corners II Shopping
 Center                             2,511,962.65     1,370,079.71               --               --           --       121,068.49
StorageMart Facility #112           2,291,866.67       507,562.38               --               --           --       329,376.59
I-35 Self Storage - Denton          2,188,862.60       394,419.85       217,891.15               --           --     2,073,834.08
I-35 Self Storage - Lewisville      1,989,875.10       358,563.51       198,082.87               --           --     1,885,303.80
Walgreens - Dover, Toms
 River, NJ                          1,940,450.80       968,234.20               --               --           --       179,131.83
StorageMart Facility #711           1,805,641.35       397,410.11               --               --           --       259,383.45
StorageMart Facility #1302          1,795,791.67       397,700.45               --               --           --       258,083.02
StorageMart Facility #516           1,557,613.72       342,820.84               --               --           --       223,753.89
StorageMart Facility #715           1,284,783.25       282,772.55               --               --           --       184,561.26
StorageMart Facility #1301          1,250,109.11       276,852.22               --               --           --       179,659.97
StorageMart Facility #1202          1,227,240.84       270,107.83               --               --           --       176,295.20
StorageMart Facility #106           1,091,365.08       241,696.38               --               --           --       156,846.00
StorageMart Facility #107           1,071,522.08       237,301.88               --               --           --       153,994.23
StorageMart Facility #113             957,424.82       212,033.64               --               --           --       137,596.72
StorageMart Facility #108             674,662.03       149,412.28               --               --           --        96,959.31
Merchants Walk Shopping Center     12,778,490.89     7,502,489.59               --               --           --     1,752,504.75
Country Aire Plaza                  8,146,548.71     3,978,272.12               --               --           --     1,093,100.75
Heritage Tops-Madison               6,773,035.47     3,327,900.53               --               --           --       907,405.64
Olde Naples Self Storage South      6,187,034.82     3,028,728.75               --               --           --       824,740.23
Snap On Tools Building              3,618,087.21     1,475,256.84               --               --           --       461,443.22
Memorial Plaza                      3,201,999.01     1,561,862.19               --               --           --       396,206.77
Mountain Meadows Plaza              3,163,127.10     2,037,568.77               --               --           --       456,479.22
Fort Apache Self Storage            3,083,586.39     1,605,901.53               --               --           --       384,822.59
Fifth Avenue Office                 2,994,682.64     1,690,626.27               --               --           --       408,054.60
Millcreek SC-DE Portfolio           2,987,065.18     1,458,969.50               --               --           --       367,130.59
Northbrook Office Court             2,986,490.69     1,387,389.28               --               --           --       363,979.36
Building 9 - Crossroads             2,969,647.26     1,498,131.25               --               --           --       528,187.72
Meadows MHC                         2,587,267.74     1,298,665.42               --               --           --       348,677.16
Rustic Pines                        2,507,891.58     1,381,061.12               --               --           --       339,592.99
Golden Ring Centre                  2,489,535.26     1,258,297.69               --               --           --       307,690.65

LOAN NAME                          BEGIN BALANCE  TOTAL NET INT**               YM          PENALTY     NET LOSS      PRIN PREPAY
Ashbury Ridge MHC                   2,490,473.67     1,251,895.24               --               --           --       335,346.76
Harbor Place Professional
 Center                             2,289,243.94     1,186,326.79               --               --           --       310,325.85
Kirkland Square                     2,178,527.68       636,404.56       175,589.96               --           --     1,632,503.41
Shamrock Self Storage               2,111,532.92       962,949.24               --               --           --       221,500.32
Palm Gardens MHC                    1,995,515.77       906,436.35               --               --           --       263,311.89
Winn Dixie Jacksonville             1,917,239.03       998,119.49               --               --           --       205,191.60
Shops at Limestone-DE Portfolio     1,493,532.57       729,484.54               --               --           --       183,565.17
Rockford Shops-DE Portfolio         1,095,257.23       534,955.49               --               --           --       134,614.56
Sterling Estates Manufactured
 Home Community                    40,500,000.00    12,138,243.81               --               --           --     9,131,887.44
Cypress Creek Apartments           34,967,688.54    25,347,799.77               --               --           --     2,742,410.42
Regal Parc Apartments              23,500,000.00     8,842,404.09               --               --           --     2,392,945.73
Villas on Guadalupe                23,000,000.00    20,754,013.49               --               --           --     2,106,985.17
Silver Creek Apartments            22,939,953.94    12,185,218.66               --               --           --     1,088,859.98
The Quarters at CityPlace          20,728,688.02     8,953,347.81               --               --           --     1,865,111.40
WildOak Apartments                 19,797,000.00     5,966,517.13               --               --           --     1,962,836.84
Harrison Park Apartments           18,550,000.00     6,562,503.83               --               --           --       964,249.92
UDR Portfolio - Escalante
 Apartments I & II                 18,341,122.00     9,393,109.17               --               --           --     1,713,586.27
Suntree Village Apartments         17,700,000.00     6,261,796.15               --               --           --       920,065.98
Sterling University Ridge          16,000,000.00     7,863,437.48               --               --           --       757,934.13
Sterling University Manor          15,280,000.00     7,509,582.80               --               --           --       723,827.10
Bear Canyon Apartments             14,550,000.00     5,147,408.65               --               --           --       756,325.40
Parkview Apartments                13,360,000.00     3,007,170.58               --               --           --       703,978.11
Woodland Heights                   12,541,729.43     2,305,409.37               --               --           --       646,880.19
La Reserve Villas                  12,200,000.00     4,316,040.26               --               --           --       634,169.76
Creekwood Apartments - Phase I     11,957,252.97     4,960,180.25               --               --           --       549,588.65
Sterling University Plains         11,600,000.00     5,700,992.12               --               --           --       549,502.23
Sterling University Riverside      11,200,000.00     5,504,406.13               --               --           --       530,553.86
Sterling University Lodge          11,160,000.00     5,484,747.61               --               --           --       528,659.05
Sterling University Enclave        10,480,000.00     5,150,551.45               --               --           --       496,446.83
Madison Heights Estates
 Manufactured Home Communi         10,154,000.00     6,405,272.15               --               --           --     4,254,071.35
Pebble Creek Apartments             9,590,272.03     3,241,179.34               --               --           --       479,950.55
Sterling University Mills           9,440,000.00     4,639,428.09               --               --           --       447,181.13
Woodbend Apartments                 7,468,309.28     3,430,137.96               --               --           --       679,562.48
Deerbrook Apartments                7,009,244.01     4,906,972.53               --               --           --       279,908.35
Courtyard Apartments                6,892,940.67     3,217,080.57               --               --           --       624,344.10

LOAN NAME                          BEGIN BALANCE  TOTAL NET INT**               YM          PENALTY     NET LOSS      PRIN PREPAY
Harbour Landing Apartments          6,398,831.00     2,728,102.40               --               --           --       577,240.59
Village at Crossgates
 Apartments                         4,975,350.87     2,470,243.89               --               --           --       235,812.04
Burgundy Hills Apartments           4,700,000.00     2,137,663.35               --               --           --       228,509.52
Governours Place Apartments         3,744,514.00     1,950,050.83               --               --           --       357,612.17
Fountain Place Apartments           3,676,678.77     1,904,892.70               --               --           --       173,841.11
Pages Place Apartments              3,280,478.78       837,517.95       273,881.64               --           --     2,882,913.60
Berendo Villa Apartments            1,947,208.95       967,566.49               --               --           --        91,882.02
Desert Tree Apartments              7,935,730.04     4,428,141.39               --               --           --     1,079,620.25
Mitchells Park Apartments           5,532,142.44     2,569,466.58               --               --           --       733,449.54
Buckhead Farm MHC                   4,021,618.98     2,214,650.11               --               --           --       544,566.62
Cedar Creek Apartments              3,486,184.87     1,707,066.05               --               --           --       467,332.08
Victoria Village MHC                2,093,283.00       968,238.07               --               --           --       277,757.15
Palm Court Apartments               1,787,241.37       977,146.87               --               --           --       242,928.08
Union Avenue Apartments             1,570,234.19       771,910.25               --               --           --       209,938.61
Hines-Sumitomo Life Office
 Portfolio                        316,405,000.00    50,388,920.66    11,576,623.96               --           --   315,095,549.14
1328 Broadway                     135,000,000.00    79,564,743.51               --               --           --    12,876,311.96

LOAN BY LOAN CASHFLOWS @ 100%CPR

** For Hines and Broadway, the numbers reflect gross interest
                                                                  724,516,123.55  15,620,229.64     --         --   1,651,057,599.69

LOAN NAME                                          BEGIN BALANCE  TOTAL NET INT**        YM      PENALTY   NET LOSS     PRIN PREPAY

Newgate Mall                                       44,950,344.13   13,982,851.62             --     --         --      39,844,903.00
Nestle Distribution Center -- DeKalb, IL           39,543,102.94   16,647,682.92             --     --         --      31,771,802.32
The Colonnade Office Building                      38,000,000.00   18,674,877.90             --     --         --      33,777,185.25
4501 North Fairfax Office Building                 37,418,732.79   17,039,424.88             --     --         --      33,528,111.74
KPMG Centre                                        34,767,294.10    6,187,336.46             --     --         --      31,990,365.81
Forum I at Olympia Parkway                         31,478,174.53   15,075,441.74             --     --         --      26,687,554.72
Gravois Bluffs East (Phase III)                    30,240,000.00   18,268,285.74             --     --         --      24,566,815.33
477 Madison Avenue                                 29,899,768.00   13,075,970.41             --     --         --      24,780,776.96
The Brill Building                                 28,000,000.00   12,658,950.15             --     --         --      25,360,895.18
48 West 48th Street                                27,362,917.70   13,350,814.92             --     --         --      23,073,087.18
Forum II at Olympia Parkway                        27,108,964.22   12,982,951.58             --     --         --      22,983,289.16
Nestle Distribution Center -- McDonough, GA        24,779,118.78   10,870,238.53             --     --         --      21,989,232.65
1101 Connecticut Avenue                            23,000,000.00    4,644,770.83             --     --         --      21,566,826.29
Jones Apparel Group Distribution Warehouse         21,882,034.39   11,414,026.44             --     --         --      18,742,603.53
International Floral Design Center                 16,935,506.05    2,507,726.16   1,635,085.96     --         --      15,737,802.29
FedEx Freight Service Facility                     16,434,119.55    7,896,302.67             --     --         --      13,795,976.17
Skyline Village Manufactured Home Community        16,082,000.00    9,608,876.71             --     --         --      14,434,703.02
Parkway Village Shopping Center                    16,028,880.45    6,789,862.79             --     --         --      13,394,164.38
29 East Madison Street -- The Heyworth Building    14,792,431.06    6,030,094.55             --     --         --       9,592,303.92
The Commons at Royal Palm                          14,702,048.54    8,502,399.93             --     --         --      12,922,469.48
Coney Island Avenue Office                         14,364,769.38    5,748,082.38             --     --         --       9,213,082.69
Coral Springs Trade Center                         14,369,359.96    7,024,482.91             --     --         --      12,270,384.13
Gem Suburban MHP                                   14,000,000.00    6,844,437.66             --     --         --      12,216,657.91
Prosperity Medical Park -- Building A              13,674,071.67    6,065,162.62             --     --         --      11,591,104.27
Trinity Centre IV                                  13,643,527.66    6,319,880.70             --     --         --      11,428,827.68
Castle Pines Marketplace                           11,500,000.00    1,405,137.58   1,711,732.71     --         --      11,319,949.11
Northridge Shopping Center                         10,685,477.49    5,615,397.88             --     --         --       9,286,968.85
Arden Plaza Shopping Center                         8,946,968.28    4,354,900.26             --     --         --       7,559,985.11
Newberry Square Shopping Center                     8,443,470.91    4,225,978.79             --     --         --       7,205,267.44

Loan Name                                          Begin Balance  Total Net Int**        YM      Penalty   Net Loss     Prin Prepay
Main Street Plaza                                   8,000,559.36      984,489.98   1,203,935.66     --         --       7,810,552.07
Escondido Medical Arts Center                       7,776,132.30    3,757,163.04             --     --         --       6,510,067.49
Pajaro Hills Shopping Center                        7,737,090.04    3,907,049.28             --     --         --       6,085,248.99
McGraw-Hill Distribution Building                   7,363,965.42    1,553,237.04             --     --         --       6,603,474.94
Hilton Garden Inn                                   6,809,041.52    3,496,974.56             --     --         --       4,562,585.67
Hawthorn Suites Riverwalk-San Antonio, TX           6,412,970.48      625,013.26     541,983.49     --         --       6,196,974.36
Budget Mini-Storage                                 6,374,152.62    3,031,851.28             --     --         --       5,342,865.45
Sam's Club -- Corona                                5,800,000.00    3,053,216.56             --     --         --       5,432,704.11
130 So. Jefferson Street                            5,732,589.85    2,932,829.83             --     --         --       4,903,818.80
Walgreens -- Van Nuys, CA                           5,562,426.60    2,735,077.12             --     --         --       4,711,466.74
Merrill Lynch Building                              5,461,933.30    2,661,344.30             --     --         --       4,625,944.21
French Mountain Commons                             5,067,835.48    2,787,902.23             --     --         --       4,016,537.34
The Lakes Shopping Center                           4,964,239.34    2,331,006.70             --     --         --       4,196,630.07
The Exchange Block Building                         4,958,289.00    2,416,601.98             --     --         --       3,876,163.95
Cooper Street Commons                               4,930,008.69      691,118.40     485,117.95     --         --       4,747,557.15
Rancho Temecula Center                              4,878,487.47    1,677,505.48             --     --         --       4,464,484.77
Goldenrod Groves Shopping Center                    4,575,000.00      497,048.74     278,789.90     --         --       4,575,000.00
Westside Village Shopping Center                    4,520,210.93    2,309,519.51             --     --         --       3,855,626.57
Walgreens -- Seattle, WA                            4,445,622.55    2,185,938.23             --     --         --       3,765,515.67
Walgreens -- Waterford, MI                          4,355,036.06    2,007,217.98             --     --         --       3,362,989.65
Walgreens -- Lakewood, CA                           4,304,678.79    2,216,659.88             --     --         --       3,646,223.33
StorageMart Facility #1510                          4,278,973.16      897,757.57             --     --         --       3,871,711.23
Cambridge Crossing Shopping Center                  4,172,502.40    2,131,864.25             --     --         --       3,559,040.26
Walgreens -- South Everett, WA                      4,076,004.47    1,995,634.66             --     --         --       3,447,140.28
Winn Dixie -- Winter Garden, FL                     4,065,843.89    2,596,867.72             --     --         --       1,599,955.55
CVS -- Pawtucket, RI                                4,034,471.81    1,910,328.68             --     --         --       3,409,248.30
CompUSA Retail Center                               4,000,000.00      434,578.13     243,750.74     --         --       4,000,000.00
The Store Room (formerly Village Storage Center)    3,986,808.39    1,263,727.06             --     --         --       3,552,017.82
Wharton Square Plaza                                3,773,699.37    1,838,747.01             --     --         --       3,196,107.07
Budget Self Storage                                 3,482,281.43      375,529.95     363,950.85     --         --       3,389,344.56
Walgreens -- Memphis (Summer & Perkins)             3,330,922.31    1,668,991.50             --     --         --       2,826,796.35
StorageMart Facility #105                           3,284,016.80      693,286.51             --     --         --       2,972,744.97
911 North Buffalo Building                          3,276,610.30    1,598,169.74             --     --         --       2,542,551.89
Walgreens -- Austin, TX                             3,258,192.88    1,603,407.45             --     --         --         368,435.48
North Ridge Market Place                            2,959,635.42    1,263,339.51             --     --         --       1,935,273.30

Loan Name                                          Begin Balance  Total Net Int**        YM      Penalty   Net Loss     Prin Prepay
Barnes & Noble                                      2,795,408.79    1,648,708.26             --     --         --       2,416,697.10
Horizon Place Shopping Center                       2,783,908.07    1,372,888.96             --     --         --       2,364,496.49
StorageMart Facility #506                           2,728,304.23      572,416.71             --     --         --       2,468,630.95
Mountain Center                                     2,550,741.06    1,488,998.16             --     --         --       2,196,670.02
Centura Emporium                                    2,532,533.36      951,214.29             --     --         --       2,320,305.41
Village Corners II Shopping Center                  2,511,962.65    1,359,817.11             --     --         --       2,157,095.96
StorageMart Facility #112                           2,291,866.67      483,834.35             --     --         --       2,074,634.34
I-35 Self Storage -- Denton                         2,188,862.60      236,047.40     228,769.11     --         --       2,130,445.16
I-35 Self Storage -- Lewisville                     1,989,875.10      214,588.54     207,971.92     --         --       1,936,768.39
Walgreens -- Dover, Toms River, NJ                  1,940,450.80      954,130.78             --     --         --       1,643,593.60
StorageMart Facility #711                           1,805,641.35      378,835.80             --     --         --       1,633,785.02
StorageMart Facility #1302                          1,795,791.67      379,108.34             --     --         --       1,625,579.69
StorageMart Facility #516                           1,557,613.72      326,797.94             --     --         --       1,409,364.22
StorageMart Facility #715                           1,284,783.25      269,556.21             --     --         --       1,162,500.60
StorageMart Facility #1301                          1,250,109.11      263,909.65             --     --         --       1,131,618.81
StorageMart Facility #1202                          1,227,240.84      257,483.43             --     --         --       1,110,434.96
StorageMart Facility #106                           1,091,365.08      230,397.31             --     --         --         987,921.14
StorageMart Facility #107                           1,071,522.08      226,208.25             --     --         --         969,958.79
StorageMart Facility #113                             957,424.82      202,121.28             --     --         --         866,676.29
StorageMart Facility #108                             674,662.03      142,427.40             --     --         --         610,714.66
Merchants Walk Shopping Center                     12,778,490.89    7,344,586.48             --     --         --      11,034,705.34
Country Aire Plaza                                  8,146,548.71    3,893,262.13             --     --         --       6,884,074.49
Heritage Tops-Madison                               6,773,035.47    3,258,229.41             --     --         --       5,714,931.18
Olde Naples Self Storage South                      6,187,034.82    2,965,954.42             --     --         --       5,194,445.72
Snap On Tools Building                              3,618,087.21    1,441,468.14             --     --         --       2,909,147.67
Memorial Plaza                                      3,201,999.01    1,530,061.72             --     --         --       2,498,002.94
Mountain Meadows Plaza                              3,163,127.10    1,986,476.99             --     --         --       2,873,030.17
Fort Apache Self Storage                            3,083,586.39    1,573,693.65             --     --         --       2,426,116.20
Fifth Avenue Office                                 2,994,682.64    1,655,168.58             --     --         --       2,569,494.32
Millcreek SC-DE Portfolio                           2,987,065.18    1,429,891.94             --     --         --       2,314,771.76
Northbrook Office Court                             2,986,490.69    1,359,864.89             --     --         --       2,295,095.50
Building 9 -- Crossroads                            2,969,647.26    1,453,138.07             --     --         --       2,567,193.93
Meadows MHC                                         2,587,267.74    1,270,849.63             --     --         --       2,195,783.68
Rustic Pines                                        2,507,891.58    1,352,400.07             --     --         --       2,138,279.10
Golden Ring Centre                                  2,489,535.26    1,233,143.29             --     --         --       1,939,892.48

Loan Name                                          Begin Balance  Total Net Int**        YM      Penalty   Net Loss     Prin Prepay
Ashbury Ridge MHC                                   2,490,473.67    1,225,614.92             --     --         --       2,111,942.80
Harbor Place Professional Center                    2,289,243.94    1,160,836.95             --     --         --       1,954,150.03
Kirkland Square                                     2,178,527.68      487,679.83     204,933.61     --         --       1,805,611.83
Shamrock Self Storage                               2,111,532.92      945,597.10             --     --         --       1,400,042.81
Palm Gardens MHC                                    1,995,515.77      887,751.71             --     --         --       1,658,573.12
Winn Dixie Jacksonville                             1,917,239.03      980,072.83             --     --         --       1,296,650.49
Shops at Limestone-DE Portfolio                     1,493,532.57      714,945.78             --     --         --       1,157,385.09
Rockford Shops-DE Portfolio                         1,095,257.23      524,293.72             --     --         --         848,749.69
Sterling Estates Manufactured Home Community       40,500,000.00   11,515,657.42             --     --         --      36,524,272.45
Cypress Creek Apartments                           34,967,688.54   25,134,406.70             --     --         --      25,174,984.41
Regal Parc Apartments                              23,500,000.00    8,649,433.75             --     --         --      21,947,190.95
Villas on Guadalupe                                23,000,000.00   20,564,836.75             --     --         --      19,330,353.88
Silver Creek Apartments                            22,939,953.94   12,098,565.47             --     --         --      19,400,385.70
The Quarters at CityPlace                          20,728,688.02    8,826,955.76             --     --         --      17,114,912.72
WildOak Apartments                                 19,797,000.00    5,839,064.70             --     --         --      18,008,240.28
Harrison Park Apartments                           18,550,000.00    6,489,283.64             --     --         --      17,180,189.02
UDR Portfolio -- Escalante Apartments I & II       18,341,122.00    9,245,848.95             --     --         --      15,722,775.27
Suntree Village Apartments                         17,700,000.00    6,191,931.06             --     --         --      16,392,956.98
Sterling University Ridge                          16,000,000.00    7,810,768.16             --     --         --      13,504,228.98
Sterling University Manor                          15,280,000.00    7,459,283.60             --     --         --      12,896,538.73
Bear Canyon Apartments                             14,550,000.00    5,089,977.18             --     --         --      13,475,565.97
Parkview Apartments                                13,360,000.00    2,959,168.22             --     --         --      12,542,886.25
Woodland Heights                                   12,541,729.43    2,266,827.33             --     --         --      11,525,563.77
La Reserve Villas                                  12,200,000.00    4,267,884.67             --     --         --      11,299,100.11
Creekwood Apartments -- Phase I                    11,957,252.97    4,923,739.94             --     --         --       9,792,105.53
Sterling University Plains                         11,600,000.00    5,662,806.86             --     --         --       9,790,565.74
Sterling University Riverside                      11,200,000.00    5,467,537.61             --     --         --       9,452,959.75
Sterling University Lodge                          11,160,000.00    5,448,010.76             --     --         --       9,419,199.55
Sterling University Enclave                        10,480,000.00    5,116,053.05             --     --         --       8,845,269.50
Madison Heights Estates Manufactured Home Communi  10,154,000.00    6,066,940.34             --     --         --       9,113,914.73
Pebble Creek Apartments                             9,590,272.03    3,207,019.82             --     --         --       8,551,352.70
Sterling University Mills                           9,440,000.00    4,608,353.19             --     --         --       7,967,494.99
Woodbend Apartments                                 7,468,309.28    3,380,941.22             --     --         --       6,235,170.81
Deerbrook Apartments                                7,009,244.01    4,886,226.84             --     --         --       4,987,170.18
Courtyard Apartments                                6,892,940.67    3,172,237.34             --     --         --       5,728,565.27

Loan Name                                          Begin Balance  Total Net Int**        YM      Penalty   Net Loss     Prin Prepay
Harbour Landing Apartments                          6,398,831.00    2,690,053.58             --     --         --       5,297,800.39
Village at Crossgates Apartments                    4,975,350.87    2,451,466.73             --     --         --       4,201,499.38
Burgundy Hills Apartments                           4,700,000.00    2,121,618.62             --     --         --       4,071,389.34
Governours Place Apartments                         3,744,514.00    1,915,036.74             --     --         --       3,280,912.58
Fountain Place Apartments                           3,676,678.77    1,891,374.86             --     --         --       3,097,353.83
Pages Place Apartments                              3,280,478.78      620,678.62     306,976.21     --         --       3,032,427.34
Berendo Villa Apartments                            1,947,208.95      960,356.59             --     --         --       1,637,075.99
Desert Tree Apartments                              7,935,730.04    4,335,348.50             --     --         --       6,798,406.65
Mitchells Park Apartments                           5,532,142.44    2,515,862.41             --     --         --       4,619,536.78
Buckhead Farm MHC                                   4,021,618.98    2,168,689.64             --     --         --       3,428,914.79
Cedar Creek Apartments                              3,486,184.87    1,671,316.47             --     --         --       2,943,287.02
Victoria Village MHC                                2,093,283.00      948,029.70             --     --         --       1,749,403.00
Palm Court Apartments                               1,787,241.37      956,486.53             --     --         --       1,529,668.16
Union Avenue Apartments                             1,570,234.19      755,733.79             --     --         --       1,322,160.60
Hines-Sumitomo Life Office Portfolio              316,405,000.00   29,157,646.58   8,207,231.53     --         --     316,405,000.00
1328 Broadway                                     135,000,000.00   78,428,848.61             --     --         --     118,116,993.72

LOAN BY LOAN CASHFLOWS @ 100%CPY + 6% CDR STARTING IN MONTH 24, 12 MONTH LAG, 35% LOSS SEVERITY

** For Hines and Broadway, the numbers reflect gross interest

                                                        763,989,805.38          --            --   197,061,385.17   915,470,552.34
LOAN NAME                             BEGIN BALANCE    TOTAL NET INT**          YM        PENALTY        NET LOSS      PRIN PREPAY
Newgate Mall                          44,950,344.13      13,163,685.99          --            --     3,243,368.36    31,108,866.58
Nestle Distribution Center -
 DeKalb, IL                           39,543,102.94      15,328,514.48          --            --     3,498,569.32    22,841,453.56
The Colonnade Office Building         38,000,000.00      16,538,598.95          --            --     4,268,756.97    22,475,799.98
4501 North Fairfax Office Building    37,418,732.79      15,057,253.43          --            --     4,107,106.43    22,195,322.13
KPMG Centre                           34,767,294.10       6,102,372.69          --            --     1,136,277.68    28,855,745.28
Forum I at Olympia Parkway            31,478,174.53      13,392,078.07          --            --     3,383,550.52    17,850,066.21
Gravois Bluffs East (Phase III)       30,240,000.00      15,457,279.28          --            --     4,013,432.52    14,444,292.39
477 Madison Avenue                    29,899,768.00      11,532,861.49          --            --     3,313,603.32    16,236,356.75
The Brill Building                    28,000,000.00      11,132,851.67          --            --     3,297,171.05    16,616,450.01
48 West 48th Street                   27,362,917.70      11,791,421.78          --            --     2,999,421.30    15,274,185.63
Forum II at Olympia Parkway           27,108,964.22      11,533,240.88          --            --     2,913,909.48    15,372,454.96
Nestle Distribution Center -
 McDonough, GA                        24,779,118.78       9,983,110.69          --            --     2,297,108.25    15,808,547.19
1101 Connecticut Avenue               23,000,000.00       4,574,782.76          --            --       807,475.09    19,353,520.82
Jones Apparel Group
 Distribution Warehouse               21,882,034.39      10,116,885.35          --            --     2,389,471.92    12,471,584.15
International Floral Design
 Center                               16,935,506.05       6,300,351.78          --            --     1,590,358.84     8,769,668.15
FedEx Freight Service Facility        16,434,119.55       6,960,784.01          --            --     1,816,080.13     9,085,847.59
Skyline Village Manufactured
 Home Community                       16,082,000.00       8,208,478.98          --            --     2,294,378.03     8,356,746.47
Parkway Village Shopping Center       16,028,880.45       6,034,337.42          --            --     1,693,814.33     9,005,047.72
29 East Madison Street -
 The Heyworth Building                14,792,431.06       5,384,525.61          --            --     1,444,002.35     6,382,849.92
The Commons at Royal Palm             14,702,048.54       7,605,233.21          --            --     1,523,161.75     8,868,972.15
Coney Island Avenue Office            14,364,769.38       5,115,049.51          --            --     1,425,581.98     6,067,614.51
Coral Springs Trade Center            14,369,359.96       6,264,287.34          --            --     1,516,898.96     8,292,164.29
Gem Suburban MHP                      14,000,000.00       6,039,317.05          --            --     1,732,368.15     7,641,383.03
Prosperity Medical Park -
 Building A                           13,674,071.67       5,424,035.86          --            --     1,479,245.89     7,712,878.95
Trinity Centre IV                     13,643,527.66       5,583,381.09          --            --     1,504,617.15     7,526,874.87
Castle Pines Marketplace              11,500,000.00       5,800,183.44          --            --     1,356,954.55     6,375,304.15
Northridge Shopping Center            10,685,477.49       5,035,094.18          --            --     1,099,988.43     6,373,848.91
Arden Plaza Shopping Center            8,946,968.28       3,853,649.05          --            --       971,485.40     5,030,517.25
Newberry Square Shopping
 Center                                8,443,470.91       3,753,249.23          --            --       910,473.12     4,819,268.84

LOAN NAME                             BEGIN BALANCE    TOTAL NET INT**          YM        PENALTY        NET LOSS      PRIN PREPAY
Main Street Plaza                      8,000,559.36       3,756,432.51          --            --       831,669.72     4,722,735.70
Escondido Medical Arts Center          7,776,132.30       3,305,747.52          --            --       866,965.78     4,265,394.03
Pajaro Hills Shopping Center           7,737,090.04       3,473,236.81          --            --       815,014.18     4,049,207.72
McGraw-Hill Distribution
 Building                              7,363,965.42       1,527,942.12          --            --       259,848.11     5,895,313.87
Hilton Garden Inn                      6,809,041.52       3,101,159.25          --            --       697,242.54     2,989,404.60
Hawthorn Suites Riverwalk-
 San Antonio, TX                       6,412,970.48       1,436,576.27          --            --       168,864.93     5,396,877.49
Budget Mini-Storage                    6,374,152.62       2,672,797.89          --            --       703,874.28     3,518,740.58
Sam's Club - Corona                    5,800,000.00       2,708,904.47          --            --       656,413.84     3,652,468.22
130 So. Jefferson Street               5,732,589.85       2,604,374.53          --            --       612,857.93     3,296,892.67
Walgreens - Van Nuys, CA               5,562,426.60       2,420,212.48          --            --       610,423.42     3,118,950.53
Merrill Lynch Building                 5,461,933.30       2,359,679.01          --            --       587,507.37     3,094,079.29
French Mountain Commons                5,067,835.48       2,467,653.87          --            --       542,315.60     2,658,913.23
The Lakes Shopping Center              4,964,239.34       2,070,926.47          --            --       532,847.49     2,806,931.00
The Exchange Block Building            4,958,289.00       2,148,729.56          --            --       520,767.41     2,579,252.38
Cooper Street Commons                  4,930,008.69       2,054,846.08          --            --       544,402.80     2,727,150.98
Rancho Temecula Center                 4,878,487.47       1,604,718.21          --            --       296,922.90     3,651,210.48
Goldenrod Groves Shopping
 Center                                4,575,000.00       1,182,456.62          --            --       311,793.69     3,684,160.87
Westside Village Shopping
 Center                                4,520,210.93       2,047,223.73          --            --       487,886.06     2,578,849.59
Walgreens - Seattle, WA                4,445,622.55       1,934,290.97          --            --       487,864.82     2,492,739.04
Walgreens - Waterford, MI              4,355,036.06       1,781,888.08          --            --       459,518.12     2,226,270.28
Walgreens - Lakewood, CA               4,304,678.79       1,949,609.48          --            --       487,007.19     2,376,717.62
StorageMart Facility #1510             4,278,973.16         886,931.25          --            --       138,420.96     3,492,336.22
Cambridge Crossing Shopping
 Center                                4,172,502.40       1,889,745.06          --            --       450,356.38     2,380,476.78
Walgreens - South Everett, WA          4,076,004.47       1,765,881.29          --            --       442,770.40     2,293,774.18
Winn Dixie - Winter Garden, FL         4,065,843.89       2,107,971.56          --            --       557,332.96       773,321.70
CVS - Pawtucket, RI                    4,034,471.81       1,694,193.66          --            --       441,801.94     2,256,893.11
CompUSA Retail Center                  4,000,000.00       1,033,841.86          --            --       272,606.51     3,221,124.26
The Store Room (formerly
 Village Storage Center)               3,986,808.39       1,191,737.38          --            --       277,951.98     2,801,981.35
Wharton Square Plaza                   3,773,699.37       1,630,323.71          --            --       405,914.19     2,137,727.62
Budget Self Storage                    3,482,281.43       1,480,048.32          --            --       381,333.29     1,939,820.88
Walgreens - Memphis (Summer
 & Perkins)                            3,330,922.31       1,476,661.84          --            --       362,440.17     1,880,988.86
StorageMart Facility #105              3,284,016.80         684,924.51          --            --       106,263.05     2,681,456.41
911 North Buffalo Building             3,276,610.30       1,415,652.78          --            --       347,109.76     1,683,147.53
Walgreens - Austin, TX                 3,258,192.88       1,350,659.47          --            --       377,819.66       178,079.41
North Ridge Market Place               2,959,635.42       1,127,768.40          --            --       290,062.73     1,287,757.27

LOAN NAME                             BEGIN BALANCE    TOTAL NET INT**          YM        PENALTY        NET LOSS      PRIN PREPAY
Barnes & Noble                         2,795,408.79       1,448,895.46          --            --       316,488.83     1,583,419.13
Horizon Place Shopping Center          2,783,908.07       1,217,227.37          --            --       302,750.74     1,573,368.23
StorageMart Facility #506              2,728,304.23         565,513.77          --            --        88,258.20     2,226,738.71
Mountain Center                        2,550,741.06       1,306,018.79          --            --       291,132.14     1,431,855.34
Centura Emporium                       2,532,533.36         904,832.64          --            --       161,526.51     1,878,157.40
Village Corners II Shopping
 Center                                2,511,962.65       1,202,610.42          --            --       274,886.50     1,435,361.09
StorageMart Facility #112              2,291,866.67         477,998.63          --            --        74,159.40     1,871,348.41
I-35 Self Storage - Denton             2,188,862.60         930,316.11          --            --       239,695.22     1,219,316.08
I-35 Self Storage - Lewisville         1,989,875.10         845,741.98          --            --       217,904.76     1,108,469.36
Walgreens - Dover, Toms River,
 NJ                                    1,940,450.80         844,290.35          --            --       212,946.02     1,088,044.86
StorageMart Facility #711              1,805,641.35         374,267.31          --            --        58,410.88     1,473,696.32
StorageMart Facility #1302             1,795,791.67         374,535.77          --            --        58,107.59     1,466,295.00
StorageMart Facility #516              1,557,613.72         322,856.99          --            --        50,387.42     1,271,265.71
StorageMart Facility #715              1,284,783.25         266,305.56          --            --        41,561.59     1,048,591.36
StorageMart Facility #1301             1,250,109.11         260,726.54          --            --        40,450.59     1,020,735.56
StorageMart Facility #1202             1,227,240.84         254,378.36          --            --        39,700.14     1,001,627.44
StorageMart Facility #106              1,091,365.08         227,618.40          --            --        35,314.00       891,118.31
StorageMart Facility #107              1,071,522.08         223,479.87          --            --        34,671.93       874,916.03
StorageMart Facility #113                957,424.82         199,683.42          --            --        30,980.01       781,753.81
StorageMart Facility #108                674,662.03         140,709.53          --            --        21,830.47       550,872.94
Merchants Walk Shopping Center        12,778,490.89       6,468,749.57          --            --     1,457,822.77     7,192,751.59
Country Aire Plaza                     8,146,548.71       3,452,777.59          --            --       892,102.13     4,557,198.21
Heritage Tops-Madison                  6,773,035.47       2,883,798.17          --            --       748,790.90     3,763,778.15
Olde Naples Self Storage South         6,187,034.82       2,614,947.44          --            --       696,222.54     3,385,895.37
Snap On Tools Building                 3,618,087.21       1,313,852.65          --            --       333,665.28     2,059,347.40
Memorial Plaza                         3,201,999.01       1,360,680.03          --            --       339,012.98     1,653,656.50
Mountain Meadows Plaza                 3,163,127.10       1,807,997.35          --            --       305,323.56     2,044,294.13
Fort Apache Self Storage               3,083,586.39       1,396,239.04          --            --       331,258.42     1,597,808.06
Fifth Avenue Office                    2,994,682.64       1,458,131.97          --            --       340,585.52     1,674,873.39
Millcreek SC-DE Portfolio              2,987,065.18       1,266,840.01          --            --       321,835.90     1,516,637.68
Northbrook Office Court                2,986,490.69       1,205,154.78          --            --       320,463.87     1,503,745.80
Building 9 - Crossroads                2,969,647.26       1,308,864.82          --            --       304,340.43     1,761,921.08
Meadows MHC                            2,587,267.74       1,126,895.05          --            --       283,928.05     1,453,589.95
Rustic Pines                           2,507,891.58       1,189,289.99          --            --       287,170.07     1,386,626.09
Golden Ring Centre                     2,489,535.26       1,092,312.88          --            --       268,953.16     1,271,016.90

LOAN NAME                             BEGIN BALANCE    TOTAL NET INT**          YM        PENALTY        NET LOSS      PRIN PREPAY
Ashbury Ridge MHC                      2,490,473.67       1,084,576.52          --            --       276,012.12     1,390,897.62
Harbor Place Professional
 Center                                2,289,243.94       1,029,135.05          --            --       251,940.84     1,293,630.54
Kirkland Square                        2,178,527.68       1,036,218.54          --            --       242,264.83        27,459.18
Shamrock Self Storage                  2,111,532.92         843,840.73          --            --       211,701.69       922,049.69
Palm Gardens MHC                       1,995,515.77         782,977.25          --            --       223,443.40     1,081,107.66
Winn Dixie Jacksonville                1,917,239.03         870,637.97          --            --       198,197.00       845,195.64
Shops at Limestone-DE
 Portfolio                             1,493,532.57         633,419.85          --            --       160,917.90       758,318.32
Rockford Shops-DE Portfolio            1,095,257.23         464,508.01          --            --       118,006.50       556,100.51
Sterling Estates Manufactured
 Home Community                       40,500,000.00      11,006,312.57          --            --     2,664,004.62    29,261,037.17
Cypress Creek Apartments              34,967,688.54      19,704,855.51          --            --     5,688,615.76    11,981,286.51
Regal Parc Apartments                 23,500,000.00       8,151,780.55          --            --     1,726,619.56    17,223,828.88
Villas on Guadalupe                   23,000,000.00      15,980,792.84          --            --     4,035,059.77     9,199,708.11
Silver Creek Apartments               22,939,953.94      10,597,100.20          --            --     2,621,307.70    12,580,715.44
The Quarters at CityPlace             20,728,688.02       7,786,349.36          --            --     2,292,973.69    11,213,685.07
WildOak Apartments                    19,797,000.00       5,516,581.68          --            --     1,412,198.50    14,205,658.89
Harrison Park Apartments              18,550,000.00       6,104,590.75          --            --     1,358,528.83    13,482,756.70
UDR Portfolio - Escalante
 Apartments I & II                    18,341,122.00       8,313,580.53          --            --     1,867,672.97    10,846,667.54
Suntree Village Apartments            17,700,000.00       5,824,865.60          --            --     1,296,278.19    12,864,948.71
Sterling University Ridge             16,000,000.00       6,708,555.89          --            --     2,024,140.59     8,317,088.32
Sterling University Manor             15,280,000.00       6,406,670.88          --            --     1,933,054.27     7,942,819.38
Bear Canyon Apartments                14,550,000.00       4,788,236.94          --            --     1,065,584.60    10,575,423.65
Parkview Apartments                   13,360,000.00       2,901,335.77          --            --       507,407.84    11,140,188.42
Woodland Heights                      12,541,729.43       2,232,353.34          --            --       410,037.66    10,396,215.35
La Reserve Villas                     12,200,000.00       4,014,879.10          --            --       893,479.88     8,867,365.64
Creekwood Apartments - Phase I        11,957,252.97       4,335,687.08          --            --     1,318,953.89     6,415,784.26
Sterling University Plains            11,600,000.00       4,863,702.98          --            --     1,467,501.92     6,029,888.86
Sterling University Riverside         11,200,000.00       4,695,989.04          --            --     1,416,898.39     5,821,961.49
Sterling University Lodge             11,160,000.00       4,679,217.71          --            --     1,411,838.05     5,801,169.00
Sterling University Enclave           10,480,000.00       4,394,104.04          --            --     1,325,812.06     5,447,692.55
Madison Heights Estates
 Manufactured Home Communi            10,154,000.00       5,182,744.42          --            --     1,448,645.35     5,276,358.97
Pebble Creek Apartments                9,590,272.03       3,012,673.96          --            --       694,803.14     6,676,459.72
Sterling University Mills              9,440,000.00       3,958,047.96          --            --     1,194,242.94     4,907,082.04
Woodbend Apartments                    7,468,309.28       2,987,294.85          --            --       822,266.81     4,106,401.09
Deerbrook Apartments                   7,009,244.01       3,825,723.06          --            --     1,136,222.25     2,373,495.60
Courtyard Apartments                   6,892,940.67       2,786,284.44          --            --       780,288.72     3,714,846.22

LOAN NAME                             BEGIN BALANCE    TOTAL NET INT**          YM        PENALTY        NET LOSS      PRIN PREPAY
Harbour Landing Apartments             6,398,831.00       2,374,212.10          --            --       720,034.79     3,471,117.04
Village at Crossgates
 Apartments                            4,975,350.87       2,165,017.69          --            --       545,766.30     2,781,356.52
Burgundy Hills Apartments              4,700,000.00       1,865,344.71          --            --       538,291.70     2,667,572.93
Governours Place Apartments            3,744,514.00       1,762,234.83          --            --       328,560.29     2,407,874.94
Fountain Place Apartments              3,676,678.77       1,656,893.34          --            --       419,351.54     2,008,564.56
Pages Place Apartments                 3,280,478.78       1,323,786.65          --            --       348,960.60     1,660,234.52
Berendo Villa Apartments               1,947,208.95         844,839.86          --            --       217,537.71     1,072,611.64
Desert Tree Apartments                 7,935,730.04       3,819,471.64          --            --       901,848.38     4,431,405.16
Mitchells Park Apartments              5,532,142.44       2,223,127.72          --            --       614,706.53     3,026,718.94
Buckhead Farm MHC                      4,021,618.98       1,907,128.60          --            --       460,501.87     2,223,574.41
Cedar Creek Apartments                 3,486,184.87       1,479,220.34          --            --       385,525.41     1,938,409.94
Victoria Village MHC                   2,093,283.00         837,696.43          --            --       232,690.44     1,146,208.26
Palm Court Apartments                  1,787,241.37         844,445.29          --            --       201,008.58     1,002,238.06
Union Avenue Apartments                1,570,234.19         667,600.41          --            --       175,194.31       866,279.18
Hines-Sumitomo Life Office
 Portfolio                           316,405,000.00     130,192,289.22          --            --    38,556,959.08               --
1328 Broadway                        135,000,000.00      68,773,690.68          --            --    15,732,063.46    76,596,223.92

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.



Settlement Date                                  11/20/03
First Accrual Date - Commencement Date          11/1/2003
Coll Next Pay Date                              12/1/2003
Delay                                                  10

Summary of BACM 2003-02

                                                             Whole Loan      Trust Balance                   Other A Note
                      Description     Collateral Groups       Balances           A note          B Note      (Not in Deal)
                      ----------------------------------------------------------------------------------------------------
                    Rest of the Pool          1            934,119,195.05    934,119,195.05        -              -
(Supports the
Multifamily
directed tranche,
Class A1-A)-------- Multifamily Group         2            486,057,698.15    486,057,698.15        -              -
                    Hines Sumitomo            3            316,405,000.00    160,000,000.00  51,805,000.00  104,600,000.00
                    1328 Broadway             4            135,000,000.00     98,800,000.00  36,200,000.00      -
                                                         -----------------------------------------------------------------
                                                         1,871,581,893.20  1,678,976,893.20  88,005,000.00  104,600,000.00
                                                         =================================================================


A and B Note details

                                                           Balances            Gross Coupons       Accrual Basis
                                                       ---------------------------------------------------------
Hines Sumitomo       Anote                HSTA1        160,000,000.00           4.775200000           30/360
                                          HSTA2        104,600,000.00           4.775200000           30/360
                     B Note-Agg           HSTB          51,805,000.00           4.975400000           30/360
                     WHOLE LOAN                        316,405,000.00        4.807978751916060        30/360


1328 Broadway        Anote                BWTA          98,800,000.00        5.496046761133600        Act/360
                     B Note-Agg           BWTB          36,200,000.00        8.078400000000000        Act/360
                     WHOLE LOAN                        135,000,000.00        6.188500000000000        Act/360

IO Details

PAC and Support - See attached XP Step Down File


Optional Termination
1% Call to be on whole loan balances except for Hines and 1328. For those 2 loans, it will be the A note Bal (Trust portion).

Other Notes:

For YM Calculation on the Hines Sumitomo, please use a yield rate of Treas+50 bps

Loan # 57296, 4501 North Fairfax Office Building has a principal schedule attached on the next worksheet

For Loan # 57417, Walgreens - Waterford, MI and Loan # 57419, CVS - Pawtucket, RI, the effective P&I for modelling purposes are $26,943.09 and $23,023.84 respectively


Curve                                  Swap
-----                                 ------

Year 2                                0.3550
Year 3                                0.5400
Year 4                                0.5325
Year 5                                0.4300
Year 6                                0.5175
Year 7                                0.5475
Year 8                                0.5350
Year 9                                0.4875
Year 10                               0.4175
Year 11                               0.4975


                                     Treasury
                                     --------

Month 0                               1.8550
Month 1                               1.8550
Month 3                               1.8550
Month 6                               1.8550
Year 2                                1.8550
Year 3                                2.2930
Year 5                                3.2850
Year 10                               4.3610
Year 30                               5.2290

Loan #57296, 4501 North Fairfax Office Building
Principal Schedule

PERIOD        DATE             BAL                   PRIN
------        ----             ---                   ----

   0        06/01/03      $37,500,000.00                   0
   1        07/01/03      $37,500,000.00               $0.00 ---- First Payment
   2        08/01/03      $37,500,000.00               $0.00
   3        09/01/03      $37,500,000.00               $0.00
   4        10/01/03      $37,456,744.86          $43,255.14
   5        11/01/03      $37,418,732.79          $38,012.07
   6        12/01/03      $37,375,124.14          $43,608.65
   7        01/01/04      $37,336,745.18          $38,378.96
   8        02/01/04      $37,298,193.71          $38,551.47
   9        03/01/04      $37,248,652.47          $49,541.24
  10        04/01/04      $37,209,705.03          $38,947.45
  11        05/01/04      $37,165,187.10          $44,517.92
  12        06/01/04      $37,125,864.48          $39,322.62
  13        07/01/04      $37,080,981.85          $44,882.63
  14        08/01/04      $37,041,280.72          $39,701.13
  15        09/01/04      $37,001,401.14          $39,879.58
  16        10/01/04      $36,955,977.09          $45,424.05
  17        11/01/04      $36,915,714.07          $40,263.02
  18        12/01/04      $36,869,917.29          $45,796.78
  19        01/01/05      $36,829,267.43          $40,649.86
  20        02/01/05      $36,788,434.84          $40,832.58
  21        03/01/05      $36,731,415.75          $57,019.09
  22        04/01/05      $36,690,143.32          $41,272.43
  23        05/01/05      $36,643,365.31          $46,778.02
  24        06/01/05      $36,601,697.09          $41,668.21
  25        07/01/05      $36,554,534.33          $47,162.76
  26        08/01/05      $36,512,466.83          $42,067.51
  27        09/01/05      $36,470,210.23          $42,256.60
  28        10/01/05      $36,422,475.50          $47,734.73
  29        11/01/05      $36,379,814.39          $42,661.11
  30        12/01/05      $36,331,686.44          $48,127.95
  31        01/01/06      $36,288,617.23          $43,069.21
  32        02/01/06      $36,245,354.42          $43,262.81
  33        03/01/06      $36,186,130.42          $59,224.00
  34        04/01/06      $36,142,406.94          $43,723.48
  35        05/01/06      $36,093,246.27          $49,160.67
  36        06/01/06      $36,049,105.27          $44,141.00
  37        07/01/06      $35,999,538.74          $49,566.53
  38        08/01/06      $35,954,976.53          $44,562.21
  39        09/01/06      $35,910,214.01          $44,762.52
  40        10/01/06      $35,860,043.30          $50,170.71
  41        11/01/06      $35,814,854.05          $45,189.25
  42        12/01/06      $35,764,268.53          $50,585.52
  43        01/01/07      $35,718,648.77          $45,619.75
  44        02/01/07      $35,672,823.96          $45,824.81
  45        03/01/07      $35,611,275.49          $61,548.47
  46        04/01/07      $35,564,968.03          $46,307.46
  47        05/01/07      $35,513,295.50          $51,672.53
  48        06/01/07      $35,466,547.62          $46,747.88
  49        07/01/07      $35,414,446.96          $52,100.66
  50        08/01/07      $35,367,254.76          $47,192.20
  51        09/01/07      $35,319,850.43          $47,404.33
  52        10/01/07      $35,267,111.64          $52,738.79
  53        11/01/07      $35,219,257.17          $47,854.47
  54        12/01/07      $35,166,080.80          $53,176.37
  55        01/01/08      $35,117,772.19          $48,308.61
  56        02/01/08      $35,069,246.44          $48,525.75
  57        03/01/08      $35,010,332.48          $58,913.96
  58        04/01/08      $34,961,323.78          $49,008.70
  59        05/01/08      $34,907,025.40          $54,298.38

PERIOD        DATE             BAL                   PRIN
------        ----             ---                   ----

  60        06/01/08      $34,857,552.34          $49,473.06
  61        07/01/08      $34,802,802.55          $54,749.79
  62        08/01/08      $34,752,861.01          $49,941.54
  63        09/01/08      $34,702,694.98          $50,166.03
  64        10/01/08      $34,647,271.57          $55,423.42
  65        11/01/08      $34,596,630.91          $50,640.65
  66        12/01/08      $34,540,746.12          $55,884.80
  67        01/01/09      $34,489,626.63          $51,119.49
  68        02/01/09      $34,438,277.36          $51,349.27
  69        03/01/09      $34,371,716.63          $66,560.73
  70        04/01/09      $34,319,837.35          $51,879.27
  71        05/01/09      $34,262,748.51          $57,088.85
  72        06/01/09      $34,210,379.42          $52,369.09
  73        07/01/09      $34,152,814.43          $57,564.99
  74        08/01/09      $34,099,951.19          $52,863.24
  75        09/01/09      $34,046,850.33          $53,100.86
  76        10/01/09      $33,988,573.99          $58,276.34
  77        11/01/09      $33,934,972.49          $53,601.50
  78        12/01/09      $33,876,209.48          $58,763.01
  79        01/01/10      $33,822,102.90          $54,106.58
  80        02/01/10      $33,767,753.12          $54,349.79
  81        03/01/10      $33,698,470.05          $69,283.06
  82        04/01/10      $33,643,564.54          $54,905.52
  83        05/01/10      $33,583,533.90          $60,030.63
  84        06/01/10      $33,528,111.75          $55,422.16
  85        07/01/10      $33,528,111.75               $0.00
  86        08/01/10      $33,528,111.75               $0.00
  87        09/01/10      $33,528,111.75               $0.00
  88        10/01/10      $33,528,111.75               $0.00
  89        11/01/10      $33,528,111.75               $0.00
  90        12/01/10      $33,528,111.75               $0.00
  91        01/01/11      $33,528,111.75               $0.00
  92        02/01/11      $33,528,111.75               $0.00
  93        03/01/11      $33,528,111.75               $0.00
  94        04/01/11      $33,528,111.75               $0.00
  95        05/01/11      $33,528,111.75               $0.00
  96        06/01/11      $33,528,111.75               $0.00
  97        07/01/11      $33,528,111.75               $0.00
  98        08/01/11      $33,528,111.75               $0.00
  99        09/01/11      $33,528,111.75               $0.00
 100        10/01/11      $33,528,111.75               $0.00
 101        11/01/11      $33,528,111.75               $0.00
 102        12/01/11      $33,528,111.75               $0.00
 103        01/01/12      $33,528,111.75               $0.00
 104        02/01/12      $33,528,111.75               $0.00
 105        03/01/12      $33,528,111.75               $0.00
 106        04/01/12      $33,528,111.75               $0.00
 107        05/01/12      $33,528,111.75               $0.00
 108        06/01/12      $33,528,111.75               $0.00
 109        07/01/12      $33,528,111.75               $0.00
 110        08/01/12      $33,528,111.75               $0.00
 111        09/01/12      $33,528,111.75               $0.00
 112        10/01/12      $33,528,111.75               $0.00
 113        11/01/12      $33,528,111.75               $0.00
 114        12/01/12      $33,528,111.75               $0.00
 115        01/01/13      $33,528,111.75               $0.00
 116        02/01/13      $33,528,111.75               $0.00
 117        03/01/13      $33,528,111.75               $0.00
 118        04/01/13      $33,528,111.75               $0.00
 119        05/01/13      $33,528,111.75               $0.00
 120        06/01/13               $0.00      $33,528,111.75